[front cover]                                                September 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

   [montage of computer keyboard, eyeglasses and field of numbers and letters]

AMERICAN CENTURY GROUP
---------------------
VALUE
EQUITY INCOME
SMALL CAP VALUE

                                                [american century logo (reg. sm)
                                                                       American
                                                                        Century
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q & As with fund managers. We hope the new design will make the reports more interesting and understandable, and easier for you to keep abreast of your fund's strategy and performance.

WHAT'S NEW.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but cuts down on the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative, and user-friendly publication.

We hope you enjoy it.


[left margin]

AMERICAN CENTURY GROUP
VALUE
(TWVLX)

AMERICAN CENTURY GROUP
EQUITY INCOME
(TWEIX)

AMERICAN CENTURY GROUP
SMALL CAP VALUE
(N/A)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

Our Message to You
----------------------------------------------------------------------------
[photo James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months from March 31 through September 30 were a period of sharp contrasts. Helped along by a healthy economy and widespread market optimism, many market averages set records in the first three months and then tumbled dramatically, as the outlook for the U.S. economy and for corporate earnings turned pessimistic. The mood swing in market psychology seemed especially pronounced after the gains of the last several years--gains that were accompanied by relatively few, and very shallow, downdrafts in stock prices.

     In the earlier, heady atmosphere, value stocks did not perform as well as growth stocks, but that changed somewhat after the market peaked in July. Although the general market continued to flounder, small- to mid-sized value stocks have performed more in line with larger stocks.

     Still, given the gains of the last several years, and the low market volatility, it is understandable that many investors--especially those who are new to the stock market-- are finding the declines of the last three months, and the broad market price swings, fairly stressful. We can only assure you that we believe these swings are an inevitable, even necessary part of the investment process. They often are a precursor for further advances. But whatever your tolerance for risk, it does not pay to get caught up in market excesses, whether overly optimistic or overly negative. If you have an investment plan, try to stick to it. If you don't have a plan, this might be a good time to develop one.

     Turning to the corporate front, we have a substantial effort underway to prepare American Century's computer systems for the year 2000 (Y2K). Our technology team is working to address Y2K-related issues. Through the rest of 1998 and 1999, we will be extensively testing our systems, including those involved with fund performance and distributions, to make sure these calculations remain accurate and reliable.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read

     We appreciate your investment with American Century.

Sincerely,
/s/James E. Stowers, Jr.               /s/James E. Stowers III
James E. Stowers, Jr.                  James E. Stowers III
Chairman of the Board and Founder      Chief Executive Officer


[right margin]
        Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VALUE
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    9
   Financial Highlights ...................................................   31
EQUITY INCOME
   Performance Information ................................................   11
   Management Q&A .........................................................   12
   Schedule of Investments ................................................   15
   Financial Highlights ...................................................   34
SMALL CAP VALUE
   Performance Information ................................................   17
   Management Q&A .........................................................   18
   Schedule of Investments ................................................   21
   Financial Highlights ...................................................   37
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities ............................................................   23
   Statements of Operations ...............................................   24
   Statements of Changes
   in Net Assets ..........................................................   25
   Notes to Financial
   Statements .............................................................   26
OTHER INFORMATION
   Share Class and Retirement
   Account Information ....................................................   38
   Background Information
      Investment Philosophy
   and Policies ...........................................................   39
      Comparative Indices .................................................   39
      Portfolio Managers ..................................................   39
   Glossary ...............................................................   40


                                              www.americancentury.com     1


Report Highlights
-----------------------------------------------------------------------------

MARKET PERSPECTIVE

O The six months ending September 30, 1998, marked one of the most volatile periods for the U.S. stock market since the end of World War II. The U.S. economy demonstrated strong growth during the first half of 1998. However, deteriorating global economic and financial conditions fueled investor anxiety and caused stock prices to drop dramatically in the third quarter.

O Strong performance by a small number of large companies masked the poor performance of smaller stocks, which corrected long before the decline in the major market indices began. International pressures, worries about corporate earnings, and increased market volatility reintroduced the concept of risk to the market.

VALUE

O Value posted a total return of -15.21% for the six-month period. The fund lagged its benchmark, the S&P 500/BARRA Value Index, which fell 12.46%. The S&P 500 dropped 6.96%.

O Value was underweighted, relative to the index, in the shares of telecommunications companies (primarily regional Bell operating companies), which performed exceptionally well.

O Acquisitions in several sectors added to returns. Chemical supplier BetzDearborn was acquired by a rival chemical company. Value also benefited from its stake in retail giant Mercantile Stores, which was acquired by Dillard's, Inc.


O We increased holdings in financial services companies and in electric utilities as their prices became attractive. Holdings in basic materials companies were reduced when the dollar weakened against foreign currencies

EQUITY INCOME

O Equity Income declined 8.49% for the six-month period. It outperformed its benchmark, the Lipper Equity Income Fund Index, which fell 10.35%.

o Equity Income's relatively small weighting in banks and healthcare companies helped performance. Good individual stock selection and a wave of merger and acquisition activity also helped.

O Although energy companies in general performed well during the six months, several smaller-cap energy holdings hurt performance.

O We increased holdings in utilities and consumer non-cyclical companies as their prices became more attractive.

SMALL CAP VALUE

O In its first two months of operation, Small Cap Value lost 9.80%. The fund nonetheless beat its benchmark, the S&P SmallCap 600/BARRA Value Index, which fell 13.69%.

o Small Cap Value's better relative performance was the result of good individual stock selection and merger and acquisition activity in several sectors.

O We reduced holdings in basic materials companies as their stock prices reached fair value. We increased holdings in utilities and consumer non-cyclical companies when their prices and prospects became attractive.

[left margin]

                               VALUE (TWVLX)(1)
TOTAL RETURNS:                                        AS OF 9/30/98
    6 Months                                           -15.21%(2)
    1 Year                                               -5.98%
NET ASSETS:                                            $2.0 billion
INCEPTION DATE:                                           9/1/93

                           EQUITY INCOME (TWEIX)(1)
TOTAL RETURNS:                                         AS OF 9/30/98
    6 Months                                             -8.49%(2)
    1 Year                                                1.67%
NET ASSETS:                                            $279.1 million
INCEPTION DATE:                                           8/1/94

                              SMALL CAP VALUE(1)
TOTAL RETURNS:                                          AS OF 9/30/98
    Since Inception                                      -9.80%(2)
NET ASSETS:                                             $4.8 million
INCEPTION DATE:                                           7/31/98

(1)       Investor Class.
(2)       Not annualized.

Investment terms are defined in the Glossary on page 40.


   2        1-800-345-2021


Market Perspective from Mark Mallon
-----------------------------------------------------------------------------

[photo of Mark Mallon]
Mark Mallon, head of conservative equity, specialty, and asset allocation funds at American Century

STOCKS TURN VOLATILE

     The six months ended September 30, 1998, saw U.S. stocks reach an all-time high, then enter one of the most volatile periods since the end of World War II. As deteriorating global economic and financial conditions turned market psychology negative, stock prices dropped sharply, and wide intra-day swings became common.

     Between July 17, when the best-known U.S. stock indices peaked, and September 30, stock prices dropped dramatically. The S&P 500 Index (representing the largest and most influential U.S. companies) fell nearly 14%, while the Russell 2000 (a leading small company index) was down over 21%.

     The falling prices and increased volatility were not a complete surprise. Major market declines are a normal part of the investment process, but they have been notably absent in the 1990s. In prior decades, moderate corrections of 10% happened about once a year and more severe corrections of up to 15% occurred about once every two years. A market correction in the 20% range occurred about every three to four years. We haven't seen downturns this frequently in the 1990s. On a historical basis, a correction was overdue.

A BANNER DECADE

     Even with the recession in 1990-1991 and the recent decline, U.S. stock returns since 1990 have been unusually robust, as the accompanying chart illustrates. The gains, however, have not been spread evenly. Larger company stocks were the best performers. The S&P 500's average annual return from January 1, 1990, to September 30, 1998, was 15.82%, well above its historical average of roughly 11%.

LARGE GROWTH COMPANIES  LED THE WAY

     In 1998, the strong performance of a handful of blue-chip companies, which make up the bulk of the large-company indices such as the Dow Jones Industrial Average and the S&P 500, masked the price deterioration of smaller stocks. The vast majority of the other 9,000 stocks traded in the United States was much weaker and correcting well before the decline in the major market indices began

THE ASIAN CONTAGION

     What dampened the market euphoria that was so prevalent earlier in the year?

     The catalyst was the much-publicized Asian economic and currency crisis, which began in the summer of 1997. The "Asian contagion" spread quickly to Latin America, Russia and Japan, raising concerns about the future of the global economy.

     Although the troubles in emerging markets took a while to reach our

[right margin]

"IN 1998, THE STRONG PERFORMANCE OF A HANDFUL OF BLUE-CHIP COMPANIES, WHICH MAKE UP THE BULK OF THE LARGE COMPANY INDICES SUCH AS THE DOW JONES INDUSTRIAL AVERAGE AND THE S&P 500, MASKED THE PRICE DETERIORATION OF SMALLER STOCKS."

[mountain chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FROM JANUARY 1, 1990 TO SEPTEMBER 30, 1998
             S&P 500     S&P MidCap 400    Russell 2000
12/31/89     $1.00           $1.00            $1.00
12/31/90     $0.97           $0.95            $0.81
12/31/91     $1.26           $1.42            $1.18
12/31/92     $1.36           $1.59            $1.39
12/31/93     $1.50           $1.82            $1.66
12/31/94     $1.52           $1.75            $1.63
12/31/95     $2.08           $2.29            $2.09
12/31/96     $2.56           $2.73            $2.43
12/31/97     $3.41           $3.61            $2.98
YTD 1998     $3.62           $3.37            $2.49

These indices represent the performance of large-, medium- and small-capitalization stocks.


                                                www.americancentury.com     3


Market Perspective from Mark Mallon
----------------------------------------------------------------------------
                                                                    (Continued)

shores, U.S. companies eventually proved susceptible to the turmoil. Stocks of large U.S. multinational firms that derive a major portion of their profits from foreign markets were hit hard. Shrinking U.S. exports to Asia hurt earnings growth and contributed to the decline in stock prices.

WHAT MOVES MARKETS?

     The problems in Asia have been known since 1997 and have been affecting U.S. corporate earnings since early 1998. So, why did it take so long for the U.S. stock market to react? To answer this question, it might be worth looking at some general factors that influence markets.

     THE ECONOMIC PICTURE: For the first half of 1998, the U.S. economy was very healthy, with strong growth and low inflation. Corporate America had become lean and flexible, and unemployment dropped below 5%. The federal budget showed a surplus for the first time in nearly 30 years. Those conditions sustained the stock market rally. The U.S. economy remains fundamentally sound, but now the outlook is less certain. Weakening global economic conditions are affecting the earnings outlook for more U.S. companies. This change in the economic climate helped precipitate the decline in stocks.

     INTEREST RATES/INFLATION: The threat of slower economic growth has removed the near-term threat of inflation, while the ripple effects from Asia and Russia's virtual default on its debt sparked a "flight to quality" in the bond market. Foreign investors snapped up U.S. Treasurys and sent U.S. interest rates down to levels not seen in nearly three decades. The Federal Reserve acknowledged the economic outlook had weakened, however, and lowered short-term rates for the first time in three years.

     LIQUIDITY/CASH FLOW: Cash flowing into equities remains favorable in some areas-- 401(k) plans, for instance. Other signs are less positive.

     In August, for the first time since 1990, mutual fund investors withdrew more money than they put into equities. Mergers and acquisitions (M&A), which were another factor in the strong equity markets in recent years, have also slowed dramatically. M&A activity increased in 1997 and into 1998, topping $200 billion per month in April. By late September, it had dropped to $21 billion per month.

     PSYCHOLOGY: Perhaps the biggest change during the last several months has been in investor psychology. Persistent international pressures, corporate earnings worries, and increased market volatility have impacted investor confidence and returned the concept of risk to the stock market.

AN OPPORTUNITY FOR VALUE

     Because value investing looks for undervalued stocks and gives more emphasis to dividend yields, it is more risk-averse than growth investing and tends to perform well in times of market uncertainty. The search for value has also been facilitated by the market's decline. Not surprisingly, many stocks became more attractively priced after the market decline, increasing the pool of high-quality value opportunities.

[left margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998

S&P 500                                                           -6.96%
S&P 500/BARRA VALUE INDEX                                        -12.46%
S&P SMALLCAP 600/BARRA VALUE INDEX                               -24.64%

Source: Lipper Analytical Services, Inc. and Frank Russell Co.

"THE U.S. ECONOMY REMAINS FUNDAMENTALLY SOUND, BUT NOW THE OUTLOOK IS LESS CERTAIN."

[mountain chart - data below]

MARKET PERFORMANCE (PERFORMANCE OF $1.00)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998

               S&P 500   S&P 500/BARRA Value    S&P500/BARRA Value
3/31/98         $1.00           $1.00                 $1.00
4/30/98         $1.01           $1.01                 $1.01
5/31/98         $0.99           $1.00                 $0.96
6/30/98         $1.03           $1.01                 $0.96
7/31/98         $1.02           $0.98                 $0.87
8/31/98         $0.87           $0.83                 $0.72
9/30/98         $0.93           $0.88                 $0.75


  4     1-800-345-2021


Value--Performance
-----------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                     INVESTOR CLASS       ADVISOR CLASS     INSTITUTIONAL CLASS
                   (INCEPTION 9/1/93)  (INCEPTION 10/2/96)  (INCEPTION 7/31/97)
                   VALUE    S&P 500/     VALUE   S&P 500/    VALUE     S&P 500/
                          BARRA VALUE          BARRA VALUE          BARRA VALUE
--------------------------------------------------------------------------------
6 MONTHS(1) ..... -15.21%   -12.46%     -15.30%  -12.46%    -14.98%   -12.46%
1 YEAR ..........  -5.98%    -0.18%     -6.21%   -0.18%     -5.68%     -0.18%

AVERAGE ANNUAL RETURNS
3 YEARS .........  16.52%    18.14%       --       --         --          --
5 YEARS .........  16.06%    16.18%       --       --         --          --
LIFE OF FUND ....  15.79%    15.89%     13.08%  16.68%(2)   -0.35%      0.77%

(1)  Returns for periods less than one year are not annualized.

(2) Return from 10/31/96, the date nearest the class's inception for which data are available.

See pages 38, 39 and 40 for information about share classes, the S&P 500/BARRA Value Index and returns.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

                Value        S&P 500   S&P/BARRA 500 Value
9/30/93        $10,000       $10,000       $10,000
12/31/93       $10,307       $10,232       $10,042
3/31/94        $10,083        $9,844        $9,714
6/30/94        $10,270        $9,886        $9,804
9/30/94        $10,741       $10,368       $10,055
12/31/94       $10,718       $10,366        $9,980
3/31/95        $11,954       $11,374       $10,942
6/30/95        $12,745       $12,458       $11,895
9/30/95        $13,307       $13,448       $12,841
12/31/95       $14,234       $14,257       $13,672
3/31/96        $15,310       $15,023       $14,546
6/30/96        $16,122       $15,696       $14,844
9/30/96        $16,254       $16,181       $15,236
12/31/96       $17,684       $17,529       $16,679
3/31/97        $17,746       $18,000       $16,974
6/30/97        $20,030       $21,140       $19,430
9/30/97        $22,398       $22,723       $21,210
12/31/97       $22,283       $23,375       $21,681
3/31/98        $24,835       $26,633       $24,185
6/30/98        $23,623       $27,518       $24,311
9/30/98        $21,059       $24,752       $21,172

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The S&P 500/BARRA Value Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500/BARRA Value Index do not.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

             Value    S&P/ BARRA 500 Value
9/30/93*      0.00%          -0.04%
9/30/94       7.41%           0.55%
9/30/95      23.88%          27.70%
9/30/96      22.15%          18.64%
9/30/97      37.80%          39.22%
9/30/98      -5.98%          -0.18%

* Return from 9/1/93 to 9/30/93.


                                                 www.americancentury.com    5


Value--Q&A
-----------------------------------------------------------------------------

[photo of Phil Davidson]
Phil Davidson, portfolio manager on the Value fund

     An interview with Phil Davidson, portfolio manager on the Value investment team.

HOW DID VALUE PERFORM DURING THE FIRST SIX MONTHS OF ITS FISCAL YEAR?

     For the six months ended September 30, 1998, Value lost 15.21%. The fund's benchmark, the S&P 500/BARRA Value Index, fell 12.46%, while the S&P 500 dropped 6.96%.

WHAT WERE SOME OF THE FACTORS THAT INFLUENCED PERFORMANCE IN THE FIRST HALF?

     The fund's investment style and capitalization were probably the primary factors. The market continued to favor a handful of large-cap growth stocks, while value stocks in general, and mid- to small-cap value stocks in particular, struggled. As of September 30, 1998, about 60% of Value's assets were invested in mid-cap stocks, with another 10% in small-caps and the remainder in larger companies. In general, the performance of small- and mid-cap stocks and those with lower price-to-earnings ratios--precisely the types of stocks we want for the Value portfolio--were punished the most. This was especially true before the market peaked on July 17. Since then, we've seen the tide turn somewhat. While the general market has continued to flounder, small- to mid-sized value stocks have performed more in line with their larger-cap counterparts. In fact, the bulk of Value's positive relative performance occurred between the July 17 peak and September 30. In that timeframe, Value fell 10.85%, significantly less than the 16.26% drop recorded by the S&P 500/BARRA Value Index. One of Value's goals is to outperform the broader market during downturns. While we'd like to have produced six-month returns that were more competitive with the index, we feel the fund's performance, at least on a relative basis, has been acceptable given the difficult conditions in recent months.

CAN YOU EXPLAIN THE FUND'S PERFORMANCE VERSUS ITS BENCHMARK INDEX?

     Value was underweighted versus the index at the beginning of the period in the shares of telecommunications companies (regional Bell operating companies, or RBOCs), which represented a healthy 9% stake of the S&P 500/BARRA Value Index. This underweighting caused the fund to underperform the index. RBOCs did exceptionally well because their stable earnings looked more attractive when the market became choppy. Telephone companies and utilities tend to do well in a declining market; we gravitated toward electric utilities and, as a result, benefited from our relative overweighting in that sector.

     Performance also was dampened by our relative overweighting in basic materials companies -- a sector that includes chemical companies, metal and mining companies, and paper producers -- which generally suffered the effects of deflationary pricing pressures. We began increasing Value's stake in basic materials companies as commodity prices fell in response to the effects of the global economic slowdown and industry overcapacity. In hindsight, we were a bit premature. However, when prices are depressed, production decreases and inventories


[left margin]

"THE MARKET CONTINUED TO FAVOR A HANDFUL OF LARGE-CAP GROWTH Value--Q&A STOCKS, WHILE VALUE STOCKS IN GENERAL, AND MID- TO SMALL-CAP VALUE STOCKS IN PARTICULAR, STRUGGLED."

PORTFOLIO AT A GLANCE

                                                9/30/98          3/31/98
NO. OF COMPANIES                                  67                72
MEDIAN P/E RATIO                                 14.9              19.0
MEDIAN MARKET CAPITALIZATION                 $2.56 BILLION     $2.50 BILLION
PORTFOLIO TURNOVER                              60%(1)            130%(2)
EXPENSE RATIO (FOR INVESTOR CLASS)             1.00%(3)            1.00%

(1)       Six months ended 9/30/98.
(2)       Year ended 3/31/98.
(3)       Annualized.

Investment terms are defined in the Glossary on page 40.


  6     1-800-345-2021


Value--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

get smaller. That leads us to believe that over time, prices should recover as inventories dwindle and further demand remains steady.

     On a more positive note, the fund benefited from its relative underweighting in banks and financial services companies, which began to falter in July. We've been significantly underweighted in this sector versus the index for some time because we anticipated it was unlikely that these companies -- particularly the big money-center banks and brokerages -- could sustain their already-extended run of outperformance.

WHAT OTHER STOCKS OR SECTORS CONTRIBUTED TO PERFORMANCE?

     Value's best-performing holding was BetzDearborn, a supplier of chemicals, equipment and services for treating industrial and commercial water systems. It's ironic that this stock performed so well while chemical companies in general were struggling. We built a position in BetzDearborn when its stock was depressed due to costs associated with the merger of Dearborn with Betz in 1996. We added to that position recently when prices were further depressed by the perception that economic problems in the Far East may cause a slowdown in some of BetzDearborn's key markets there. We were confident the company would overcome these short-term difficulties, and then in September Hercules, Inc., a worldwide producer of chemicals and related products, announced it would acquire BetzDearborn. We purchased BetzDearborn between $36 and $56, and sold it at $68 when the takeover was announced.

     Acquisitions in several other sectors also added to performance. Giant Foods, a leading chain of retail food stores and pharmacies, has been one of Value's largest holdings and also one of its top performers for several consecutive periods. Giant's stock price rose sharply in May 1998 upon news that it would be acquired by Ahold, a Netherlands-based global food retailer with significant properties in the United States We subsequently sold our position at a substantial gain. Another fund holding, retailer Mercantile Stores, a department store chain in the Midwest and South, had been struggling in the wake of lower-than-expected revenue growth and rising costs. In May, however, a rival department store chain, Dillard's, Inc. announced it would acquire Mercantile, and its stock price improved dramatically.

     Although Value's performance was certainly helped by merger activity, we would like to stress that we do not specifically look for companies that are likely to merge or be acquired. However, companies that are attractive candidates for acquisition frequently are ones with relatively low valuations or whose stock is depressed by transitory or temporary factors that do not affect the company's underlying strength. These are exactly the types of companies our Value strategy attempts to uncover. Our goal is to purchase these stocks at attractive prices and then sell them when they reach what we believe is fair market value.

WHICH STOCKS HURT PERFORMANCE?

     Value's weakest investment was Mallinckrodt Inc. This company manufactures medical products and specialty chemicals and is recognized as a leader in its industry. However, Mallinckrodt's earnings have tapered off recently due to increasing competition in its key product line, an X-ray imaging substance called Optiray. In addition, the company's August 1998 acquisition of Nellcor Puritan Bennet, which makes products that diagnose and treat respiratory

[right margin]

TOP TEN HOLDINGS
                                               % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                             9/30/98            3/31/98

MERCANTILE
BANCORPORATION INC.                           4.5%               2.0%

ARCHER-DANIELS-
MIDLAND CO.                                   2.8%               1.5%

NATIONSBANK CORP.                             2.7%                --

TYSON FOODS, INC. CL A                        2.7%               1.9%

SUPERIOR INDUSTRIES
INTERNATIONAL, INC.                           2.7%               2.4%

GTECH HOLDINGS CORP.                          2.6%               1.7%

BROWNING-FERRIS
INDUSTRIES, INC.                              2.4%               2.0%

BURLINGTON
RESOURCES INC.                                2.4%               2.4%

PACIFICORP                                    2.4%                --

COOPER
INDUSTRIES, INC.                              2.3%               1.6%


TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                             9/30/98           3/31/98

BANKING                                       9.4%               5.6%

ENERGY  (PRODUCTION &
MARKETING)                                    8.5%              11.4%

FOOD & BEVERAGE                               7.8%               7.4%

HEALTHCARE                                    6.8%               8.3%

UTILITIES                                     6.7%               3.1%


                                                www.americancentury.com      7


Value--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

problems, has yet to pay off. We feel that Mallinckrodt is well positioned to demonstrate healthy growth and earnings going forward, so we are maintaining our position.

     Superior Industries, which ironically was the fund's second-best performer at March 31, was another disappointing holding. Superior designs and manufactures aluminum and steel wheels for the automotive industry. Sales declined due to labor problems at General Motors, a customer that accounts for nearly half of Superior's revenues. The perception that auto production will decelerate in response to the slowing global economy also hurt the stock. We believe Superior's prospects are brighter than those of the pure automakers based on the company's healthy profit structure and its industry dominance. We are not only holding our position but are continuing to buy Superior at its current depressed levels.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE SIX MONTHS?

     We increased our position in the now much-cheaper financial services companies (primarily regional banks). We also doubled the fund's weighting in electric utilities as their valuations and prospects became increasingly attractive.

     On the sell side, we reduced holdings in basic materials companies as the dollar weakened against foreign currencies. A weaker dollar puts pricing pressure on domestic companies that must compete with foreign producers. We also trimmed our position in retail grocery stores and general retailers when prices in those sectors approached fair value.

WHAT IS YOUR OUTLOOK FOR VALUE INVESTING?

     Clearly, value investing has lagged significantly during much of the past five years--a time when large-cap growth stocks have dominated. That trend certainly continued and even intensified this year. The value style of investing will undoubtedly return to favor at some point, and in the meantime, it still offers a measure of diversification to a growth-oriented portfolio.

     Overall, I think our ability to avoid low-quality, highly leveraged companies has enabled us to produce competitive returns in an environment that has not favored value investing. Throughout the bull market of the mid- and late 1990s, Value has maintained its four-star overall rating for risk-adjusted performance from Morningstar, the mutual fund rating company, and for the three- and five-year periods ending September 30, 1998. Morningstar measures risk by comparing a fund's returns to those of the "risk-free" 90-day Treasury bill, to 2,678 other domestic equity funds for the three-year period, and to 1,584 other domestic equity funds for the five-year period. It awards its top rating to 10% of the funds it evaluates, and it awards a four-star rating to the next 22.5%. Past performance is not a guarantee of future results. We believe the fact that Value has maintained this high rating indicates that we have been accomplishing the fund's goal of strong returns with limited volatility.

[left margin]

"WE INCREASED OUR POSITION IN THE NOW MUCH-CHEAPER FINANCIAL SERVICES COMPANIES (PRIMARILY REGIONAL BANKS). WE ALSO DOUBLED THE FUND'S WEIGHTING IN ELECTRIC UTILITIES AS THEIR VALUATIONS AND PROSPECTS BECAME INCREASINGLY ATTRACTIVE."

[pie charts]

TYPES OF INVESTMENTS IN  THE PORTFOLIO
AS OF SEPTEMBER 30, 1998
Common Stocks              94.4%
Temporary Investments       5.6%

AS OF MARCH 31, 1998
Common Stocks              96.9%
Temporary Investments       3.1%


   8     1-800-345-2021


Value--Schedule of Investments
-----------------------------------------------------------------------------

SEPTEMBER 30, 1998 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------
COMMON STOCKS

AUTOMOBILES & AUTO PARTS--4.7%

              2,300,800  Cooper Tire and Rubber Company             $ 41,414,400

              2,425,300  Superior Industries International, Inc.(1)   55,478,739
                                                                    ------------

                                                                      96,893,139
                                                                    ------------

BANKING--9.4%

                  827,250  First Virginia Banks, Inc.                 36,760,922

                1,941,700  Mercantile Bancorporation Inc.             93,929,738

                1,058,000  NationsBank Corp.(2)                       56,603,000

                  231,800  Regions Financial Corp.                     8,395,506
                                                                    ------------

                                                                     195,689,166
                                                                    ------------

BUSINESS SERVICES & SUPPLIES--0.8%

                  915,000  Reynolds & Reynolds Co.                    16,298,438
                                                                    ------------

CHEMICALS & RESINS--4.7%

                  527,600  Air Products and Chemicals, Inc.           15,696,100

                1,150,000  Lubrizol Corp.                             30,546,875

                1,131,000  Morton International, Inc.                 24,740,625

                  890,000  Nalco Chemical Co.                         26,255,000
                                                                    ------------

                                                                      97,238,600
                                                                    ------------

COMMUNICATIONS EQUIPMENT--3.1%

                3,286,100  Andrew Corp.(2)                            43,643,516

                  102,100  Harris Corp.                                3,267,200

                  400,000  Motorola, Inc.                             17,075,000
                                                                    ------------

                                                                      63,985,716
                                                                    ------------

COMPUTER SOFTWARE & SERVICES--4.3%

                1,514,000  First Data Corp.                           35,579,000

                2,037,100  GTECH Holdings Corp.(2)                    54,110,469
                                                                    ------------

                                                                      89,689,469
                                                                    ------------

CONTROL & MEASUREMENT--0.9%

                  917,900  Elsag Bailey Process
                              Automation N.V.(2)                      19,333,269
                                                                    ------------

DIVERSIFIED COMPANIES--2.0%

                  565,200  Minnesota Mining &
                              Manufacturing Co.                       41,648,175
                                                                    ------------

ELECTRICAL & ELECTRONIC
COMPONENTS--0.9%

                  527,800  AMP, Inc.                                  18,868,850
                                                                    ------------

ENERGY (PRODUCTION & MARKETING)--8.5%

                1,094,600  Apache Corp.                               29,348,963

                1,315,600  Burlington Resources Inc.                  49,170,550

                  691,000  Murphy Oil Corp.                           26,776,250

                2,087,900  Seagull Energy Corp.(2)                    25,707,269

                  974,800  Swift Energy Co.(1)                         9,443,375

                1,100,000  Ultramar Diamond Shamrock Corp.            25,025,000

                  275,000  Unocal Corp.                                9,968,750
                                                                    ------------

                                                                     175,440,157
                                                                    ------------

Shares                                                                   Value
------------------------------------------------------------------------------

ENERGY (SERVICES)--2.0%

                1,993,200  Baker Hughes Inc.                       $  41,732,625
                                                                   ------------

ENVIRONMENTAL SERVICES--2.4%

                1,641,000  Browning-Ferris Industries, Inc.           49,640,250
                                                                   ------------

FINANCIAL SERVICES--2.2%

                1,823,300  CIT Group Holdings, Inc. (The) Cl A        46,722,063
                                                                   ------------

FOOD & BEVERAGE--7.8%

                3,461,264  Archer-Daniels-Midland Co.                 57,976,172

                1,537,300  Chiquita Brands International, Inc.        16,237,731

                1,041,000  IBP, Inc.                                  21,080,250

                  283,000  Nabisco Holdings Corp. Cl A                10,170,313

                2,837,000  Tyson Foods, Inc. Cl A                     56,385,367
                                                                   ------------

                                                                     161,849,833
                                                                   ------------

HEALTHCARE--6.8%

                  600,000  Aetna Inc.                                 41,700,000

                  621,500  Beckman Coulter Inc.                       32,084,938

                1,057,800  Dentsply International Inc.                23,602,163

                  420,000  Lab Holdings Inc.(1)                        6,667,500

                1,790,000  Mallinckrodt Inc.                          36,359,375
                                                                   ------------

                                                                     140,413,976
                                                                   ------------

INDUSTRIAL EQUIPMENT & MACHINERY--1.2%

                  497,600  Tecumseh Products Cl A                     24,646,750
                                                                   ------------

INSURANCE--2.9%

                  513,300  Argonaut Group, Inc.                       13,153,313

                  541,800  Berkley (W.R.) Corp.                       16,287,863

                  530,000  CNA Financial Corp.(2)                     19,875,000

                  211,200  NAC Re Corp.                               10,401,600
                                                                   ------------

                                                                      59,717,776
                                                                   ------------

MACHINERY & EQUIPMENT--3.4%

                1,189,600  Cooper Industries, Inc.                    48,476,200

                1,084,000  Flowserve Corp.(1)                         21,951,000
                                                                   ------------

                                                                      70,427,200
                                                                   ------------

METALS & MINING--3.1%

                  372,000  Aluminum Co. of America                    26,412,000

                  567,000  Arch Coal Inc.                              8,434,125

                  593,000  Reynolds Metals Co.                        30,131,813
                                                                   ------------

                                                                      64,977,938
                                                                   ------------

PACKAGING & CONTAINERS--2.1%

                1,309,600  Tenneco Inc.                               43,053,100
                                                                   ------------

PAPER & FOREST PRODUCTS--3.1%

                  805,000  Rayonier, Inc.                             31,395,000

                1,350,000  Westvaco Corp.                             32,400,000
                                                                   ------------

                                                                      63,795,000
                                                                   ------------

PRINTING & PUBLISHING--1.5%

                1,165,000  Banta Corp.                                31,309,375
                                                                   ------------

See Notes to Financial Statements


                                              www.americancentury.com       9


Value--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1998 (UNAUDITED)

Shares                                                                Value
-----------------------------------------------------------------------------

RAILROAD--2.0%

                  980,000  CSX Corp.                             $   41,221,250
                                                                 --------------

RETAIL (FOOD & DRUG)--0.9%

                  438,900  Hannaford Brothers Co.                    18,543,525
                                                                 --------------

RETAIL (GENERAL MERCHANDISE)--2.4%

                  884,000  Dillard's Inc. Cl A                       25,028,250

                  574,700  Penney (J.C.) Company, Inc.               25,825,581
                                                                 --------------

                                                                     50,853,831
                                                                 --------------

RETAIL (SPECIALTY)--0.5%

                  600,000  Toys 'R' Us, Inc.(2)                       9,712,500
                                                                 --------------

RUBBER & PLASTICS--0.9%

                  773,900  Rubbermaid Inc.                           18,525,231
                                                                 --------------

TEXTILES & APPAREL--0.9%

                1,206,000  Fruit of the Loom, Inc.(2)                18,165,375
                                                                 --------------

TOBACCO--2.3%

                  317,100  Schweitzer-Mauduit International, Inc.     6,896,925

                1,403,000  UST Inc.                                  41,476,188
                                                                 --------------

                                                                     48,373,113
                                                                 --------------

UTILITIES--6.7%

                  753,000  Ameren Corporation                        31,578,938

                1,038,700  Kansas City Power & Light Co.             31,615,431

                  576,200  Niagara Mohawk Power Corp.(2)              8,859,075

                2,630,000  PacifiCorp                                50,463,125

                  413,000  Sierra Pacific Resources                  16,029,563
                                                                 --------------

                                                                    138,546,132
                                                                 --------------

TOTAL COMMON STOCKS--94.4%                                        1,957,311,822
                                                                 --------------
   (Cost $2,190,240,602)

                                                                       Value
----------------------------------------------------------------------------

  TEMPORARY CASH INVESTMENTS

       Repurchase Agreement, Merrill Lynch & Co.,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.30%, dated 9/30/98,
              due 10/1/98 (Delivery value $63,409,334)         $     63,400,000

       Repurchase Agreement, Morgan Stanley Group,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.30%, dated 9/30/98,
              due 10/1/98 (Delivery value $53,107,818)               53,100,000
                                                              -----------------

TOTAL TEMPORARY CASH INVESTMENTS--5.6%                              116,500,000
                                                              -----------------

   (Cost $116,500,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $2,073,811,822
                                                              =================

   (Cost $2,306,740,602)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the six months ended September 30, 1998.)

(2)  Non-income producing.

UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

O    a list of each investment

O    the number of shares of each stock

O    the market value of each investment

O    the percentage of total investments in each industry

O    the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


   10      1-800-345-2021


Equity Income--Performance
-----------------------------------------------------------------------------


TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                                   INVESTOR CLASS                      ADVISOR CLASS                    INSTITUTIONAL CLASS
                                 (INCEPTION 8/1/94)                 (INCEPTION 3/7/97)                  (INCEPTION 7/8/98)
                           EQUITY INCOME    LIPPER EQUITY      EQUITY INCOME    LIPPER EQUITY       EQUITY INCOME    LIPPER EQUITY
                                            INCOME INDEX                        INCOME INDEX                          INCOME INDEX
------------------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) ................  -8.49%           -10.35%             -8.66%         -10.35%                  --             --
1 YEAR .....................   1.67%             1.29%              1.40%          1.29%                   --             --

AVERAGE ANNUAL RETURNS
3 YEARS ....................  18.18%            15.95%               --             --                     --              --
LIFE OF FUND ...............  18.66%            16.67%             13.62%        15.08%(2)               -6.72%         -7.54%(3)

(1)    Returns for periods less than one year are not annualized.
(2)    Return from 3/31/97, the date nearest the class's inception for which data are available.
(3)    Return from 7/31/98, the date nearest the class's inception for which data are available.

See pages 38, 39 and 40 for information about share classes, the Lipper Equity Income Index and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

             Equity Income      S&P 500    Lipper Equity Income Fund Index
8/1/94          $10,000         $10,000                $10,000
9/30/94         $10,248         $10,108                $10,137
12/31/94        $10,051         $10,106                 $9,887
3/31/95         $11,067         $11,089                $10,632
6/30/95         $11,807         $12,146                $11,369
9/30/95         $12,345         $13,110                $12,192
12/31/95        $13,029         $13,900                $12,834
3/31/96         $13,910         $14,646                $13,390
6/30/96         $14,555         $15,302                $13,733
9/30/96         $14,925         $15,775                $14,083
12/31/96        $16,067         $17,089                $15,142
3/31/97         $16,168         $17,549                $15,398
6/30/97         $18,336         $20,609                $17,403
9/30/97         $20,050         $22,153                $18,767
12/31/97        $20,606         $22,789                $19,255
3/31/98         $22,277         $25,966                $21,204
6/30/98         $21,740         $26,828                $21,102
9/30/98         $20,388         $24,121                $19,009

The chart at left shows the growth of a $10,000 ONE-YEAR RETURNS OVER LIFE OF FUND investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Lipper Equity Income Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Equity Income's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Lipper Equity Income Index do not.

[bar chart]

ONE-YEAR RETURNS OVER LIFE OF FUND
(PERIODS ENDED SEPTEMBER 30)

          Equity Income     Lipper Equity Income Fund Index
9/30/94*      2.48%                       1.37%
9/30/95      20.48%                      20.28%
9/30/96      20.89%                      15.44%
9/30/97      34.35%                      33.71%
9/30/98       1.67%                       1.29%

* Return from 8/1/94 to 9/30/94.


                                              www.americancentury.com      11


Equity Income--Q&A
-----------------------------------------------------------------------------

     An interview with Phil Davidson, portfolio manager on the Equity Income investment team. A photo of Phil appears on page 6.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF ITS FISCAL YEAR?

     For the six months ended September 30, 1998, Equity Income was down 8.49%. The fund outperformed its benchmark, the Lipper Equity Income Fund Index, which fell 10.35%. The S&P 500 Index declined 6.96%.

CAN YOU ADDRESS EQUITY INCOME'S PERFORMANCE RELATIVE TO THAT OF ITS INDEX AND THE BROADER MARKET?

     As our most conservative all-equity fund, Equity Income is managed to protect assets in times of market volatility. Conversely, in more bullish markets, the fund usually does not perform as strongly as more aggressive funds. During periods of market turmoil, the fund has typically outperformed not only the broad market but also most funds in the Lipper Equity Income universe. Equity Income is more defensive in nature due to its dividend yield, convertible securities, and the conservative valuation of its holdings. Therefore, we believe it should perform well on a relative basis during difficult market environments.

WHICH STOCKS OR SECTORS HELPED  PERFORMANCE?

     Although there were no central themes or trends within specific business sectors that affected performance, returns were helped somewhat by the portfolio's relatively small weighting in banks and healthcare companies, both of which stumbled during the period. Equity Income's better performance relative to its benchmark was largely the result of effective individual stock selection and also merger and acquisition activity within several sectors. In fact, three of Equity Income's best performing holdings, BetzDearborn, Giant Foods and Mercantile Stores, are examples of companies that recently merged with or were acquired by other companies. Each holding represented a value-oriented opportunity that also offered high relative yields, which is exactly what we look for in selecting stocks for Equity Income's portfolio.

     BetzDearborn supplies chemicals, equipment and services for treating industrial and commercial water systems. The company's stock price was depressed due to a recent acquisition and slowing sales in Southeast Asia. We bought the stock at very attractive prices. The investment paid off nicely in September when Hercules, a rival chemical company, acquired BetzDearborn.

     Giant Foods is a leading chain of retail food stores and pharmacies. We've held Giant for some time, and it has consistently contributed to returns. We sold the stock at a good profit in May 1998, when food-retailing giant Ahold announced it was acquiring Giant.

     Another fund holding, Mercantile Stores, saw its stock price rise dramatically in late spring when rival department store chain Dillard's, Inc. announced it would acquire Mercantile. Mercantile had been struggling in the wake of lower-than-expected revenue growth and rising costs.

     A fourth holding that added significantly to performance was Pall Corporation, a leading manufacturer of fluid filters used in healthcare and basic industry. We purchased Pall in early 1998, and holdings at September 30 represented just under 2% of investments. The company's stock price had been driven down due to operating inefficiencies. However, global concerns over HIV-and Hepatitis B-tainted blood

[left margin]

"...THREE OF EQUITY INCOME'S BEST- PERFORMING HOLDINGS, BETZDEARBORN, GIANT FOODS AND MERCANTILE STORES, ARE EXAMPLES OF COMPANIES THAT RECENTLY MERGED WITH OR WERE ACQUIRED BY OTHER COMPANIES."

PORTFOLIO AT A GLANCE

                                                 9/30/98           3/31/98

NO. OF COMPANIES                                  68                72

MEDIAN P/E RATIO                                 16.1              18.5

MEDIAN MARKET                                    $2.15             $1.95
CAPITALIZATION                                  BILLION           BILLION

PORTFOLIO TURNOVER                              79%(1)            158%(2)

EXPENSE RATIO (FOR
INVESTOR CLASS)                                1.00%(3)            1.00%

(1)       Six months ended 9/30/98.
(2)       Year ended 3/31/98.
(3)       Annualized.

Investment terms are defined in the Glossary on page 40.


   12        1-800-345-2021


Equity Income--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

transfusions have spurred a move to increase the quality of blood filtration, which should be very good for Pall's business going forward.

WHICH HOLDINGS NEGATIVELY AFFECTED PERFORMANCE?

     Several energy holdings dampened returns. Belco Oil and Gas Corporation and Swift Energy were two of the worst- performing securities in Equity Income's portfolio. Although energy companies in general did very well in recent months, neither of these smaller-cap exploration and production companies was able to participate in the energy rally to the extent that larger, more liquid energy providers did. In the case of Swift, we held the company's convertible bond, which is an income-paying investment, rather than its common stock. We owned Belco's convertible preferred stock. Convertibles can be converted into common stock at pre-set prices. They are particularly attractive because, in addition to offering an income stream, they are a higher quality security and tend to perform better than common stock in times of market turbulence. However, even convertibles issued by the smaller energy companies suffered when prices for oil and gas began to soften. In our opinion, performance was a function of size rather than the result of a fundamental problem in their operations or management. Despite their recent trouble, we believe both companies are sound and well- managed and will go on to produce good returns. We also expect to continue to benefit from the good income stream and downside protection offered by these convertible securities, so we are sitting tight.

     Argonaut Group was also a disappointment. This company provides workers' compensation insurance and various other types of commercial insurance. We were attracted to Argonaut because of its high dividend yield and cheap valuation. However, insurance companies in general suffered along with banks and other financial institutions when investors' anxiety over the economic and currency crises overseas intensified. The insurance industry is also very competitive and has suffered from significant pricing pressures in recent months. Argonaut has explored alternative strategies to improve its bottom line, including putting itself up for sale. The action has generated little interest, and the company's stock price has dropped due to the perception that no one wants to buy it. However, perception changes faster than fact, and we remain confident about this well-managed company's sound fundamentals and good prospects going forward.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO SINCE THE ANNUAL REPORT?

     Our greatest shift was in basic materials companies, such as chemical companies and paper producers, where we eliminated several holdings that we believe had reached fair value. We also reduced the fund's stake in energy companies as their prices strengthened. On the buy side, we were led to several opportunities in consumer non-cyclical companies, which are not directly affected by economic changes. One such holding is Sbarro, Inc., which is currently one of the fund's largest holdings. We also increased weightings in utilities as their prices became more attractive in the wake of the Asian crisis. Utilities typically perform well in down markets and are also currently well positioned to benefit from cooling temperatures, increased demand for product, and declining interest rates. Equity Income continues to maintain meaningful positions in financial companies.

[right margin]

TOP TEN HOLDINGS

                                               % OF FUND INVESTMENTS

                                             AS OF              AS OF
                                            9/30/98            3/31/98

MERCANTILE
BANCORPORATION INC.                          4.5%               2.2%

NATIONAL PRESTO
INDUSTRIES, INC.                             3.5%               1.9%

SBARRO, INC.                                 3.4%               0.9%

HOMESTAKE MINING CO.,  5.50%, 6/23/00
(CONVERTIBLE BOND)                           3.2%               2.8%

UNOCAL CORP. $3.125
(CONVERTIBLE PREFERRED)                      3.1%               3.5%

MEDICAL CARE INTL.
INC., 6.75%, 10/1/06                        2.7%                2.4%
(CONVERTIBLE BOND)

SWIFT ENERGY CO.,
6.25%, 11/15/06                              2.7%               3.1%
(CONVERTIBLE BOND)

ELSAG BAILEY PROCESS
AUTOMATION N.V.                              2.6%                --

WD-40 CO.                                    2.5%               1.8%

AGL RESOURCES INC.                           2.5%               2.6%

TOP FIVE INDUSTRIES

                                               % OF FUND INVESTMENTS

                                             AS OF              AS OF
                                            9/30/98            3/31/98

UTILITIES                                    10.2%               7.9%

ENERGY (PRODUCTION
& MARKETING)                                  8.4%              12.0%

BANKING                                       8.0%               7.4%

MACHINERY
& EQUIPMENT                                   7.7%               1.5%

HEALTHCARE                                    7.2%               7.4%


                                                www.americancentury.com      13


Equity Income--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND GOING FORWARD?

     The crisis in global markets may continue to have implications for the domestic market for some time to come. There have not been many hiding places and all companies, regardless of sector or location, have experienced some degree of pain. Our strategy is not to make a top-down economic forecast, but rather to make our investment decisions purely on a bottom-up, security-by-security basis. We want to understand the relative risks and potential rewards offered by each company. We will continue to search for companies that appear to be undervalued, as well as dividend-paying securities, across a variety of sectors and industries. The fund's strategic use of dividend-paying stocks and bonds enabled the portfolio to produce a 4.3% 30-day yield as of September 30, which far outpaced the S&P 500's 1.6% yield. We believe the portfolio's combination of companies with solid, longer-term business prospects and above-average yields should help cushion performance if the current market volatility continues.

     We are also pleased to note that Equity Income has again been awarded a five-star overall rating by Morningstar for its risk-adjusted performance for the three- and five-year periods ending September 30. Morningstar measures risk by comparing a fund's returns to a "risk-free" 90-day Treasury bill, to 2,678 other domestic equity funds for the three-year period, and to 1,584 other domestic equity funds for the five-year period. It awards its top rating to just 10% of the funds it evaluates. Past performance is not a guarantee of future results. We believe Equity Income's five-star rating reflects the fact that the fund's returns have been attractive compared with its level of risk.

[left margin]

"THE CRISIS IN GLOBAL MARKETS MAY CONTINUE TO HAVE IMPLICATIONS FOR THE DOMESTIC MARKET FOR SOME TIME TO COME. THERE HAVE NOT BEEN MANY HIDING PLACES AND ALL COMPANIES, REGARDLESS OF SECTOR OR LOCATION, HAVE EXPERIENCED SOME DEGREE OF PAIN."

[pie charts]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF SEPTEMBER 30, 1998
Temporary Investments              2.9%
Corporate Industrial Bonde         3.7%
Convertible Preferred Stocks       9.1%
Convertible Bonds                 11.1%
Common Stocks                     73.2%

AS OF MARCH 31, 1998
Temporary Investments              1.5%
Corporate Industrial Bonde         1.8%
Convertible Preferred Stocks      10.2%
Convertible Bonds                 14.1%
Common Stocks                     72.4%


   14        1-800-345-2021


Equity Income--Schedule of Investments
-----------------------------------------------------------------------------

SEPTEMBER 30, 1998 (UNAUDITED)

Shares                                                          Value
-----------------------------------------------------------------------------

COMMON STOCKS

AUTOMOBILES & AUTO PARTS--0.6%

                  70,600   Superior Industries International, Inc. $  1,614,975
                                                                   ------------

BANKING--8.0%

                  61,000   First Virginia Banks, Inc.                 2,710,688

                 266,492   Mercantile Bancorporation Inc.            12,891,542

                  24,000   NationsBank Corp.(1)                       1,284,000

                  94,710   UMB Financial Corp.                        4,495,765

                  59,000   Washington Federal, Inc.                   1,476,844
                                                                   ------------

                                                                     22,858,839
                                                                   ------------

BUILDING & HOME IMPROVEMENTS--1.0%

                 136,000   Juno Lighting, Inc.                        3,026,000
                                                                   ------------

BUSINESS SERVICES & SUPPLIES--0.7%

                 106,300   Reynolds & Reynolds Co.                    1,893,469
                                                                   ------------

CHEMICALS & RESINS--1.2%

                 128,000   Lubrizol Corp.                             3,400,000
                                                                   ------------

COMMUNICATIONS EQUIPMENT--0.1%

                  14,000   Harris Corp.                                 448,000
                                                                   ------------

CONSUMER PRODUCTS--6.0%

                 265,700   National Presto Industries, Inc.           9,963,750

                 304,000   WD-40 Co.                                  7,248,500
                                                                   ------------

                                                                     17,212,250
                                                                   ------------

CONTROL & MEASUREMENT--2.6%

                 350,200   Elsag Bailey Process Automation N.V.(1)    7,376,088
                                                                   ------------

DIVERSIFIED COMPANIES--2.3%

                   88,000  Minnesota Mining
                              & Manufacturing Co.                     6,484,500
                                                                   ------------

ELECTRICAL & ELECTRONIC
COMPONENTS--0.9%

                   72,400  AMP, Inc.                                  2,588,300
                                                                   ------------

ENERGY (PRODUCTION & MARKETING)--0.6%

                   45,000  Murphy Oil Corp.                           1,743,750
                                                                   ------------

ENERGY (SERVICES)--0.5%

                   65,000  Baker Hughes Inc.                          1,360,938
                                                                   ------------

ENVIRONMENTAL SERVICES--1.4%

                  132,000  Browning-Ferris Industries, Inc.           3,993,000
                                                                   ------------

FINANCIAL SERVICES--0.5%

                   61,300  CIT Group Holdings, Inc. (The) Cl A        1,570,813
                                                                   ------------

FOOD & BEVERAGE--4.6%

                   85,750  Archer-Daniels-Midland Co.                 1,436,313

                  236,000  International Multifoods Corp.             3,879,250

                  323,200  Lance, Inc.                                6,363,000

                   38,700  Nabisco Holdings Corp. Cl A                1,390,781
                                                                   ------------

                                                                     13,069,344
                                                                   ------------

HEALTHCARE--1.0%

                  185,000  Lab Holdings Inc.                          2,936,875
                                                                   ------------

Shares                                                                  Value
------------------------------------------------------------------------------

INSURANCE--5.3%

                   69,000  American Financial Group, Inc.         $  2,233,875

                  248,000  Argonaut Group, Inc.                      6,355,000

                  100,000  Unitrin, Inc.                             6,456,250
                                                                 --------------

                                                                    15,045,125
                                                                 --------------

MACHINERY & EQUIPMENT--7.7%

                  104,000  Cooper Industries, Inc.                   4,238,000

                  348,000  Flowserve Corp.                           7,047,000

                  113,100  Nordson Corp.                             5,266,219

                  249,000  Pall Corp.                                5,524,688
                                                                 --------------

                                                                    22,075,907
                                                                 --------------

PACKAGING & CONTAINERS--4.4%

                  188,800  Bemis Co., Inc.                           6,619,800

                  180,600  Tenneco Inc.                              5,937,225
                                                                 --------------

                                                                    12,557,025
                                                                 --------------

PAPER & FOREST PRODUCTS--2.8%

                   60,000  Consolidated Papers, Inc.                 1,507,500

                   71,500  Union Camp Corp.                          2,815,313

                  150,000  Westvaco Corp.                            3,600,000
                                                                 --------------

                                                                     7,922,813
                                                                 --------------

RAILROAD--0.4%

                  25,000   CSX Corp.                                 1,051,563
                                                                 --------------

REAL ESTATE--0.1%

                   49,500  Annaly Mortgage Management, Inc.            402,188
                                                                 --------------

RESTAURANTS--4.5%

                  185,000  Luby's Cafeterias, Inc.                   2,983,125

                  438,500  Sbarro, Inc.                              9,784,031
                                                                 --------------

                                                                    12,767,156
                                                                 --------------

RETAIL (GENERAL MERCHANDISE)--1.5%

                   94,600  Penney (J.C.) Company, Inc.               4,251,088
                                                                 --------------

RUBBER & PLASTICS--2.2%

                  258,500  Rubbermaid Inc.                           6,187,844
                                                                 --------------

STEEL--0.6%

                   47,000  Carpenter Technology Corp.                1,718,438
                                                                 --------------

TOBACCO--2.7%

                  137,000  Schweitzer-Mauduit International, Inc.    2,979,750

                  163,200  UST Inc.                                  4,824,600
                                                                 --------------

                                                                     7,804,350
                                                                 --------------

UTILITIES--9.0%

                  365,000  AGL Resources Inc.                        7,071,875

                   50,070  Ameren Corp.                              2,099,811

                  105,000  CTG Resources, Inc.                       2,539,688

                   95,000  Kansas City Power & Light Co.             2,891,563

                  170,000  Laclede Gas Company                       3,920,625

                   54,900  Nevada Power Co.                          1,475,438

                  296,000  PacifiCorp                                5,679,500
                                                                 --------------

                                                                    25,678,500
                                                                 --------------

TOTAL COMMON STOCKS--73.2%                                         209,039,138
                                                                 --------------

   (Cost $233,346,438)

See Notes to Financial Statements


                                           www.americancentury.com        15


Equity Income--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1998 (UNAUDITED)

Shares/Principal Amount                                                Value
-----------------------------------------------------------------------------

 CONVERTIBLE PREFERRED STOCKS

COMMUNICATIONS EQUIPMENT--0.5%

                   28,000  Corning Delaware L.P., 6.00%              $ 1,428,000
                                                                     -----------

CONTROL & MEASUREMENT--0.9%

                   67,000  Elsag Bailey Financial Trust, 5.50%         2,667,438
                                                                     -----------

ENERGY (PRODUCTION & MARKETING)--5.1%

                  339,000  Belco Oil & Gas Corp., 6.50%                5,593,500

                  170,000  Unocal Corp., 3.125%
                              (Acquired 1/22/97-4/23/98,
                              Cost $9,364,300)(2)                      8,893,125
                                                                     -----------

                                                                      14,486,625
                                                                     -----------

FOOD & BEVERAGE--1.9%

                  117,000  Chiquita Brands International, Inc.
                              Series B, 7.50%                          5,382,000
                                                                     -----------

HEALTHCARE--0.5%

                   20,000  Aetna Inc., 6.25%                           1,401,250
                                                                     -----------

METALS & MINING--0.2%

                   33,000  Freeport-McMoRan
                              Copper & Gold Inc., 7.00%                  532,125
                                                                     -----------

TOTAL CONVERTIBLE PREFERRED STOCKS--9.1%                              25,897,438
                                                                     -----------
   (Cost $20,556,399)

CONVERTIBLE BONDS

ENERGY (PRODUCTION & MARKETING)--2.7%

            $  9,500,000   Swift Energy Co., 6.25%, 11/15/06           7,600,000
                                                                     -----------

ENERGY (SERVICES)--0.3%

               1,000,000   Diamond Offshore
                              Drilling, Inc., 3.75%, 2/15/07             940,000
                                                                     -----------

HEALTHCARE--3.3%

                2,300,000  HEALTHSOUTH Corp., 3.25%,
                              4/1/03                                   1,739,499

                9,000,000  Medical Care Intl. Inc., 6.75%,
                              10/1/06                                  7,740,000
                                                                     -----------

                                                                       9,479,499
                                                                     -----------

Principal Amount                                                         Value
-----------------------------------------------------------------------------

METALS & MINING--3.2%

              $10,000,000  Homestake Mining Co., 5.50%,
                              6/23/00 (Acquired 10/31/97-
                              12/15/97, Cost $9,502,500)(2)        $   9,200,000
                                                                   ------------

RETAIL (FOOD & DRUG)--1.2%

               3,170,000   Koninklijke Ahold nv, 3.00%, 9/30/03        3,269,570
                                                                   ------------

RETAIL (SPECIALTY)--0.5%

                2,000,000  Office Depot, Inc., 5.00%, 12/11/07(3)      1,392,500
                                                                   ------------

TOTAL CONVERTIBLE BONDS--11.2%                                        31,881,569
                                                                   ------------
    (Cost $36,207,094)

CORPORATE INDUSTRIAL BONDS

HEALTHCARE--2.4%

                6,500,000  Beckman Coulter Inc., 7.45%,
                              3/4/08 (Acquired 2/25/98,
                              Cost $6,498,180)(2)                      6,812,650
                                                                   -------------

UTILITIES--1.2%

                2,000,000  Niagara Mohawk Power Corp.,
                              Series E, 7.375%, 7/1/03                 2,035,000

                2,250,000  Niagara Mohawk Power Corp.,
                              Series H, 8.50%, 7/1/10                  1,594,688
                                                                   -------------

                                                                       3,629,688
                                                                   -------------

TOTAL CORPORATE INDUSTRIAL BONDS--3.6%                                10,442,338
                                                                   -------------
    (Cost $8,490,280)

  TEMPORARY CASH INVESTMENTS-2.9%

       Repurchase Agreement, State Street Boston
              Corp., (U.S. Treasury obligations), in a joint
              trading account at 5.38%, dated 9/30/98,
              due 10/1/98 (Delivery value $8,201,225)                  8,200,000
                                                                   -------------
   (Cost $8,200,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $ 285,460,483
                                                                   =============
   (Cost $306,800,211)

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 1998, was $24,905,775, which represented 8.8% of net assets.

(3) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

O   a list of each investment

O   the number of shares of each stock or the principal amount of each bond

O   the market value of each investment

O   the percentage of total investments in each industry

O   the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


   16     1-800-345-2021


Small Cap Value--Performance
-----------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                                 INVESTOR CLASS (INCEPTION 7/31/98)
                       SMALL CAP VALUE     S&P SMALLCAP 600/ BARRA VALUE INDEX
SINCE INCEPTION* .......    -9.80%                     -13.69%

* Returns for periods less than one year are not annualized.

See pages 39 and 40 for information about the S&P SmallCap 600/BARRA Value Index And returns.

[mountain chart - data below]

PERFORMANCE OF $10,000 OVER LIFE OF FUND

              Small Cap Value      S&P/BARRA 600 Value
7/31/98          $10,000               $10,000
8/31/98           $8,620                $8,196
9/30/98           $9,020                $8,630

The chart at left shows the performance of a $10,000 investment over the life of the fund. The S&P SmallCap 600/BARRA Value Index is provided for comparison. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Small Cap Value's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the S&P SmallCap 600/BARRA Value Index does not.


                                               www.americancentury.com     17


Small Cap Value--Q&A
-----------------------------------------------------------------------------

[photo of Phil Davidson and Todd Vingers]
Phil Davidson and Todd Vingers, portfolio managers on Small Cap Value

An interview with Todd Vingers, a portfolio manager with Phil Davidson on Small Cap Value Fund

SMALL CAP VALUE OPENED ON JULY 31, 1998. HOW DID IT PERFORM DURING ITS FIRST TWO MONTHS?

We are pleased to welcome investors to our new fund, but we wish market conditions had been more favorable when Small Cap Value was launched. The equity markets were in great disarray when the fund opened. In fact the market reached an all-time record high on July 17 -- just two weeks before Small Cap Value opened for business -- and then began to drop steadily. The economic and currency crises of Southeast Asia were wreaking havoc in global markets and creating a difficult investment environment in the United States As a result, returns were negative during the two months. Small Cap Value was down 9.80%. However, it still beat its benchmark, the S&P SmallCap 600/BARRA Value Index, which declined 13.69% for the two months.

WHAT FACTORS HELPED SMALL CAP VALUE OUTPERFORM ITS BENCHMARK INDEX?

The primary reason Small Cap Value was able to produce better relative performance was that it had fewer assets invested in banks and financial service companies, whose stock prices were severely punished in the wake of crises in many foreign banking systems and global economic concerns.
Small Cap Value was also overweighted relative to its index in the shares of both gas energy producers and electric utilities, which were among the portfolio's largest holdings. Gas and electric utilities performed exceptionally well. In addition, the fund's somewhat larger stake in food and beverage companies was helpful, as these stocks demonstrated very strong relative performance in August and September. Outside of these differences in sector allocations, I think we just had some very solid individual stock selections and were effective in picking companies that in general fared better than the broader small-cap market.

[left margin]

"SMALL CAP VALUE WAS ALSO OVERWEIGHTED RELATIVE TO ITS INDEX IN THE SHARES OF BOTH GAS ENERGY PRODUCERS AND ELECTRIC UTILITIES, WHICH WERE AMONG THE FUND'S LARGEST HOLDINGS."

PORTFOLIO AT A GLANCE
                                                                  9/30/98

NO. OF COMPANIES                                                    64

MEDIAN P/E RATIO                                                   13.3

MEDIAN MARKET                                                      $623
CAPITALIZATION                                                    MILLION

PORTFOLIO TURNOVER                                                  38%

EXPENSE RATIO (FOR
INVESTOR CLASS)                                                    1.25%*

* Annualized.

Investment terms are defined in the Glossary on page 40.


    18       1-800-345-2021


Small Cap Value--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

WHICH STOCKS ADDED THE MOST TO RETURNS?

     The top-performing stocks were Idaho Power and Nevada Power, electric utilities that together represented 2.56% of assets at September 30. Idaho Power serves Idaho and parts of Oregon and Nevada. Nevada Power serves Las Vegas and southeastern Nevada. Both utilities are benefiting from steady to increasing demand for electricity, the low interest-rate environment, and their generally defensive characteristics. A third energy holding, Devon Energy, also was helpful. This Oklahoma-based oil and gas producer recently expanded its operations with the profitable acquisition of a Canadian company, Northstar Energy Corp. Like other energy companies, Devon benefited from a rebound in energy prices and investor sentiment. We expect that Devon will continue to perform well going forward, given its low-cost production, geographical diversity, and healthy balance sheet.

     Another good performer was Marshall Industries, a distributor of electronic parts and components such as computer microprocessors and memory and logic devices. We acquired the stock at very attractive prices after an industry-wide decline in customer demand and pricing pressures hurt the company's bottom line. We expect good growth for Marshall thanks to its efforts to cut costs and its recent reorganization following a lucrative acquisition of another electronics company. We believe Marshall is undervalued relative to its long-term prospects.

WHICH STOCKS OR SECTORS HURT  PERFORMANCE?

     Although food and agriculture stocks were relatively strong contributors, one holding, Omega Protein, was disappointing. Omega is a manufacturer of fish meal used to make cattle feed and other products. The company harvests fish primarily in the Gulf and mid-Atlantic. However, severe weather in these key fishing regions disrupted Omega's operations. A lack of liquidity in the stock exacerbated the selling pressures. We believe these issues are transitory and have used them as an opportunity to build the position.

[right margin]

TOP TEN HOLDINGS
                                                          % OF FUND INVESTMENTS
                                                              AS OF 9/30/98
GTECH HOLDINGS CORP.                                                2.9%

AMERIN CORP.                                                        2.9%

ELSAG BAILEY PROCESS
AUTOMATION N.V.                                                     2.9%

SBARRO, INC.                                                        2.9%

DENTSPLY INTERNATIONAL INC.                                         2.4%

INTERNATIONAL MULTIFOODS CORP.                                      2.4%

BELCO OIL & GAS CORP.                                               2.4%

CTG RESOURCES, INC.                                                 2.4%

SEAGULL ENERGY CORP.                                                2.3%

SUPERIOR INDUSTRIES
INTERNATIONAL, INC.                                                 2.1%


TOP FIVE INDUSTRIES
                                                          % OF FUND INVESTMENTS
                                                             AS OF 9/30/98

ENERGY
(PRODUCTION & MARKETING)                                        9.7%

FOOD & BEVERAGE                                                 9.2%

INSURANCE                                                       8.8%

UTILITIES                                                       8.5%

BANKING                                                         7.3%


                                                 www.americancentury.com     19


Small Cap Value--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

     Amerin Corporation was another disappointment. Amerin provides private mortgage insurance to mortgage bankers, savings institutions, commercial banks, and other lenders. This is a sound, well-managed company that, unfortunately, suffered by association, as did most mortgage insurers, when the financial sector was punished in July and August. Again, we believe the stock's underperformance is short-term and unrelated to its underlying business, and we are therefore maintaining the position.

     VLSI Technology was also a negative for performance. VLSI supplies software design tools and services and manufactures computer chips and integrated circuits. Small Cap Value's technology holdings are slight, representing just 8% of investments at September 30, which has been helpful given the sector's underperformance in recent months. Along with other technology manufacturers, the weak worldwide semiconductor markets, especially in a major market like Asia, have troubled VLSI. Due to its increasingly uncertain prospects, we eliminated the stock from the portfolio.

WHAT IS YOUR OUTLOOK FOR SMALL-CAP VALUE INVESTING?

     We are satisfied with Small Cap Value's relative performance so far, given its brief history and the difficult market environment in which it has had to operate since its inception. While we certainly cannot predict when the market's preference for large-cap stocks will change, we believe that the risk-reward tradeoff is beginning to favor smaller issues. They are becoming cheaper, which means we are increasingly able to find small-cap stocks offering similar quality and returns at more attractive prices than larger-cap stocks. This suggests that a shift in investor sentiment regarding small-cap stocks may be on the horizon. In the meantime, we will continue to search for and purchase companies we believe are undervalued.

[left margin]

"WHILE WE CERTAINLY CANNOT PREDICT WHEN THE MARKET'S PREFERENCE FOR LARGE-CAP STOCKS WILL CHANGE, WE BELIEVE THAT THE RISK-REWARD TRADEOFF IS BEGINNING TO FAVOR SMALLER ISSUES."

[pie chart - data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF SEPTEMBER 30, 1998

Temporary Investments    9.9%
Common Stocks           90.1%

     20         1-800-345-2021


Small Cap Value--Schedule of Investments
-----------------------------------------------------------------------------

SEPTEMBER 30, 1998 (UNAUDITED)

Shares                                                                   Value
-----------------------------------------------------------------------------

 COMMON STOCKS

AUTOMOBILES & AUTO PARTS--2.1%

                    4,600  Superior Industries International, Inc.    $  105,225
                                                                      ----------

BANKING--7.3%

                      700  F & M Bancorporation, Inc.                     23,013

                    4,600  Industrial Bancorp, Inc.                       81,650

                    1,700  Keystone Financial, Inc.                       50,363

                    2,300  One Valley Bancorp, Inc.                       74,319

                    2,800  UST Corp.                                      59,675

                    3,200  Washington Federal, Inc.                       80,100
                                                                      ----------

                                                                         369,120
                                                                      ----------

BUSINESS SERVICES & SUPPLIES--1.8%

                    1,300  Primark Corp.(1)                               39,650

                    3,000  Reynolds & Reynolds Co.                        53,438
                                                                      ----------

                                                                          93,088
                                                                      ----------

CHEMICALS & RESINS--0.9%

                    2,600  Lilly Industries, Inc. Cl A                    45,825
                                                                      ----------

COMMUNICATIONS EQUIPMENT--2.0%

                    7,700  Andrew Corp.(1)                               102,266
                                                                      ----------

COMPUTER SOFTWARE & SERVICES--2.9%

                    5,600  GTECH Holdings Corp.(1)                       148,750
                                                                      ----------

CONSTRUCTION & PROPERTY
DEVELOPMENT--1.1%

                    7,900  AmeriLink Corp.(1)                             58,016
                                                                      ----------

CONSUMER PRODUCTS--4.7%

                    2,200  National Presto Industries, Inc.               82,500

                    1,700  Russ Berrie and Co., Inc.                      32,406

                    4,100  WD-40 Co.                                      97,759

                    2,100  Wolverine World Wide, Inc.                     22,838
                                                                      ----------

                                                                         235,503
                                                                      ----------

CONTROL & MEASUREMENT--4.3%

                    7,000  Elsag Bailey Process
                              Automation N.V.(1)                         147,438

                    7,100  X-Rite, Incorporated                           70,334
                                                                      ----------

                                                                         217,772
                                                                      ----------

DIVERSIFIED COMPANIES--0.9%

                    5,300  Griffon Corp.(1)                               46,375
                                                                      ----------

ELECTRICAL & ELECTRONIC
COMPONENTS--3.3%

                    2,200  DuPont Photomasks, Inc.(1)                     47,575

                    3,500  Kent Electronics Corp.(1)                      35,000

                    1,500  Marshall Industries(1)                         33,094

                    3,300  Methode Electronics, Inc. Cl A                 49,294
                                                                      ----------

                                                                         164,963
                                                                      ----------


Shares                                                                    Value
-------------------------------------------------------------------------------

ENERGY (PRODUCTION & MARKETING)--9.7%

                   17,700  Belco Oil & Gas Corp.(1)                   $  119,475

                    9,500  Crown Central Petroleum
                              Corp. Cl B(1)                               93,219

                    3,000  Devon Energy Corp.                             98,813

                    8,500  Range Resources Corp.                          60,031

                    9,500  Seagull Energy Corp.(1)                       116,973
                                                                      ----------

                                                                         488,511
                                                                      ----------

FOOD & BEVERAGE--9.2%

                    2,300  Corn Products International, Inc.              58,075

                    2,300  IBP, Inc.                                      46,575

                    7,300  International Multifoods Corp.                119,994

                    2,300  Lance, Inc.                                    45,281

                   10,000  Omega Protein Corp.(1)                         55,625

                    3,100  Richfood Holdings, Inc.                        47,663

                    1,400  Universal Foods Corp.                          29,225

                    3,400  Vlasic Foods, Inc.(1)                          63,538
                                                                      ----------

                                                                         465,976
                                                                      ----------

HEALTHCARE--5.0%

                    1,600  Beckman Coulter Inc.                           82,600

                    5,500  Dentsply International Inc.                   122,707

                    2,300  Mallinckrodt Inc.                              46,719
                                                                      ----------

                                                                         252,026
                                                                      ----------

INDUSTRIAL EQUIPMENT & MACHINERY--0.9%

                      900  Tecumseh Products Cl A                         44,578
                                                                      ----------

INSURANCE--8.8%

                    7,900  Amerin Corp.(1)                               147,878

                    2,400  Argonaut Group, Inc.                           61,500

                    4,100  ARM Financial Group, Inc. Cl A                 72,775

                    5,300  Centris Group, Inc.                            52,669

                    5,600  Frontier Insurance Group, Inc.                 74,200

                      900  Liberty Corp. (The)                            37,406
                                                                      ----------

                                                                         446,428
                                                                      ----------

LEISURE--0.9%

                    4,800  Arctic Cat Inc.                                43,050
                                                                      ----------

MACHINERY & EQUIPMENT--3.3%

                    4,200  Flowserve Corp.                                85,050

                    1,700  Nordson Corp.                                  79,156
                                                                      ----------

                                                                         164,206
                                                                      ----------

METALS & MINING--1.4%

                   4,900   Arch Coal Inc.                                 72,888
                                                                      ----------

PAPER & FOREST PRODUCTS--1.9%

                   2,400   Rayonier, Inc.                                 93,600
                                                                      ----------

PHARMACEUTICALS--1.5%

                   8,400   Perrigo Co.(1)                                 75,863
                                                                      ----------

PRINTING & PUBLISHING--0.7%

                   1,300   Banta Corp.                                    34,938
                                                                      ----------


See Notes to Financial Statements


                                                www.americancentury.com       21


Small Cap Value--Schedule of Investments
-----------------------------------------------------------------------------

                                                                    (Continued)

SEPTEMBER 30, 1998 (UNAUDITED)

Shares                                                          Value
-----------------------------------------------------------------------------

RESTAURANTS--2.9%

                    6,600  Sbarro, Inc.                            $    147,263
                                                                   ------------

RETAIL (GENERAL MERCHANDISE)--0.8%

                    3,300  Duckwall-ALCO Stores, Inc.(1)                 41,250
                                                                   ------------

TEXTILES & APPAREL--1.4%

                    4,600  Fruit of the Loom, Inc.(1)                    69,288
                                                                   ------------

TOBACCO--1.9%

                   4,400   Schweitzer-Mauduit International, Inc.        95,700
                                                                   ------------

UTILITIES--8.5%

                    3,400  AGL Resources Inc.                            65,875

                    4,900  CTG Resources, Inc.                          118,519

                    2,900  Idaho Power Co.                               97,331

                    4,100  Maine Public Service Co.                      59,194

                      900  Nevada Power Co.                              24,188

                    1,800  People's Energy Corp.                         64,800
                                                                   ------------

                                                                        429,907
                                                                   ------------

TOTAL COMMON STOCKS--90.1%                                            4,552,375
                                                                   ------------
   (Cost $4,742,295)

                                                                         Value

 TEMPORARY CASH INVESTMENTS

       Repurchase Agreement, Merrill Lynch & Co.,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.30%, dated 9/30/98,
              due 10/1/98 (Delivery value $100,015)                 $    100,000

       Repurchase Agreement, Morgan Stanley Group,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.30%, dated 9/30/98,
              due 10/1/98 (Delivery value $200,029)                      200,000

       Repurchase Agreement, State Street Boston
              Corp., (U.S. Treasury obligations), in a joint
              trading account at 5.38%, dated 9/30/98,
              due 10/1/98 (Delivery value $200,030)                      200,000
                                                                   -------------

TOTAL TEMPORARY CASH INVESTMENTS--9.9%                                   500,000
                                                                   -------------
   (Cost $500,000)

TOTAL INVESTMENT SECURITIES--100.0%                                  $ 5,052,375
                                                                   =============
   (Cost $5,242,295 )

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

O    a list of each investment

O    the number of shares of each stock

O    the market value of each investment

O    the percentage of total investments in each industry

O    the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


   22    1-800-345-2021


Statements of Assets and Liabilities
-----------------------------------------------------------------------------

SEPTEMBER 30, 1998 (UNAUDITED)                   VALUE            EQUITY INCOME    SMALL CAP VALUE
ASSETS

Investment securities-
   unaffiliated, at value
   (identified cost of
   $2,194,576,851, $306,
   800,211, and $5,242,295,
   respectively)(Note 3) ...............   $ 1,980,271,208    $   285,460,483    $     5,052,375

Investment securities-
   affiliated, at value
   (identified cost of $112,163,751) ...        93,540,614               --                 --

Cash ...................................         2,307,694            188,052             73,134

Receivable for investments sold ........        13,555,716          5,702,326             54,059

Dividends and interest receivable ......         2,869,128          1,114,688              5,145
                                             -------------        -----------          ---------
                                             2,092,544,360        292,465,549          5,184,713
                                             -------------        -----------          ---------

LIABILITIES

Disbursements in excess
   of demand deposit cash ..............         2,203,808            671,862               --

Payable for investments
   purchased ...........................        62,121,213          8,022,454            377,339

Payable for capital shares
   redeemed ............................         4,589,201            963,632                600

Accrued management fees (Note 2) .......         1,658,311            228,149              4,150

Distribution fees payable (Note 2) .....             9,791                654               --

Service fees payable (Note 2) ..........             9,791                654               --

Payable for directors'
   fees and expenses (Note 2) ..........               881                118                  2

Other liabilities ......................           108,591             28,299                 80
                                             -------------        -----------          ---------
                                                70,701,587          9,915,822            382,171
                                             -------------        -----------          ---------
Net Assets .............................   $ 2,021,842,773    $   282,549,727    $     4,802,542
                                           ===============    ===============    ===============

NET ASSETS CONSIST OF:

Capital (par value and
   paid-in surplus) ....................   $ 1,922,626,758    $   268,900,538    $     5,077,342

Undistributed net
investment income ......................           283,462             32,005              6,286

Accumulated undistributed
   net realized gain (loss) on
   investments .........................       331,861,333         34,956,912            (91,166)

Net unrealized depreciation
   on investments (Note 3) .............      (232,928,780)       (21,339,728)          (189,920)
                                             -------------        -----------          ---------
                                           $ 2,021,842,773    $   282,549,727    $     4,802,542
                                           ===============    ===============    ===============

Investor Class

Net assets .............................   $ 1,968,453,618    $   279,087,973    $     4,802,542

Shares outstanding .....................       302,168,151         43,389,666          1,065,064

Net asset value per share ..............   $          6.51    $          6.43    $          4.51

Advisor Class

Net assets .............................   $    47,702,872    $     3,457,089                N/A

Shares outstanding .....................         7,324,396            537,467                N/A

Net asset value per share ..............   $          6.51    $          6.43                N/A

Institutional Class

Net assets .............................   $     5,686,283    $         4,665                N/A

Shares outstanding .....................           872,770                725                N/A

Net asset value per share ..............   $          6.52    $          6.43                N/A

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of the net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                               www.americancentury.com     23


Statements of Operations
-----------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

                                      VALUE       EQUITY INCOME  SMALL CAP VALUE(1)
INVESTMENT INCOME
Income:
Dividends (including
   $1,220,761 from
   affiliates for Value ......   $  25,865,067    $   5,148,069    $       9,643

Interest .....................       1,248,072        1,592,463            3,173
                                 -------------    -------------    -------------

                                    27,113,139        6,740,532           12,816
                                 -------------    -------------    -------------

Expenses (Note 2):

Management fees ..............      12,311,360        1,629,739            6,526

Distribution fees -
   Advisor Class .............          67,410            2,158             --

Service fees -
   Advisor Class .............          67,410            2,158             --

Directors' fees and
   expenses ..................          10,070            1,283                4
                                 -------------    -------------    -------------

                                    12,456,250        1,635,338            6,530
                                 -------------    -------------    -------------


Net investment income ........      14,656,889        5,105,194            6,286
                                 -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)

Net realized gain
  (loss) on investments
  (includes $33,881,831
  from affiliates for
  Value) .....................     179,926,438       16,312,060          (91,166)

Change in net
  unrealized appreciation
  on investments .............    (589,664,887)     (49,657,162)        (189,920)
                                 -------------    -------------    -------------

Net realized and
  unrealized loss on
  investments ................    (409,738,449)     (33,345,102)        (281,086)
                                 -------------    -------------    -------------


Net Decrease in Net
  Assets Resulting
  from Operations ............   $(395,081,560)   $ (28,239,908)   $    (274,800)
                                 =============    =============    =============

(1)       July 31, 1998 (inception) through September 30, 1998.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses.
It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

o   income earned by investments (dividends and interest)

o   management fees and other expenses

o gains or losses from selling investments (known as realized gains or losses)

o gains or losses on current fund holdings (known as unrealized gains or losses

                                             See Notes to Financial Statements


   24    1-800-345-2021


Statements of Changes in Net Assets
-----------------------------------------------------------------------------

SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED) AND YEAR ENDED MARCH 31, 1998

Increase (Decrease) in Net Assets:

                                                         VALUE                           EQUITY INCOME          SMALL CAP VALUE
                                               SEPT. 30,         MARCH 31,         SEPT. 30,       MARCH 31,      SEPT. 30,
                                                1998               1998              1998            1998          1998(1)
OPERATIONS

Net investment income ................... $  14,656,889    $   31,216,696     $  5,105,194    $  9,506,265      $   6,286

Net realized gain (loss) on investments..   179,926,438       419,764,609       16,312,060      49,744,589        (91,166)

Change in net unrealized
   appreciation on investments ..........  (589,664,887)      310,602,812      (49,657,162)     25,833,808       (189,920)
                                          --------------   ---------------   --------------  --------------   ------------
Net increase (decrease) in net
   assets resulting from operations .....  (395,081,560)      761,584,117      (28,239,908)     85,084,662       (274,800)
                                          --------------   ---------------   --------------  --------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class .........................   (15,307,976)      (29,498,922)      (5,315,636)     (9,206,671)         --
 Advisor Class ..........................      (298,427)         (420,009)         (43,075)        (13,405)         --
 Institutional Class ....................       (48,336)          (18,264)             (45)            --           --

From net realized gains from
   investment transactions:

 Investor Class .........................          --        (352,185,079)            --       (43,456,913)         --
 Advisor Class ..........................          --          (6,260,211)            --           (85,009)         --
 Institutional Class ....................          --            (100,640)            --               --           --
                                          --------------   ---------------   --------------  --------------   ------------
Decrease in net assets
   from distributions ...................   (15,654,739)     (388,483,125)      (5,358,756)    (52,761,998)         --
                                          --------------   ---------------   --------------  --------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease) in net assets
from capital share transactions .........  (343,044,894)      629,690,858      (40,544,066)     124,963,100      5,077,342
                                          --------------   ---------------   --------------  --------------   ------------
Net increase (decrease) in net assets ...  (753,781,193)    1,002,791,850      (74,142,730)     157,285,764      4,802,542


NET ASSETS

Beginning of period ..................... 2,775,623,966     1,772,832,116       356,692,457     199,406,693          --
                                         ---------------   --------------   --------------   -------------     -----------
End of period ...........................$2,021,842,773    $2,775,623,966      $282,549,727    $356,692,457     $4,802,542
                                         ===============   ==============   ==============   =============     ===========
Undistributed net investment income .....      $283,462        $1,281,312           $32,005        $285,567         $6,286
                                         ===============   ==============   ==============   =============     ===========

(1)       July 31, 1998 (inception) through September 30, 1998.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

*    distributions--income and gains distributed to shareholders

*    share transactions--shareholders' purchases, reinvestments and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                             www.americancentury.com      25


Notes to Financial Statements
-----------------------------------------------------------------------------

SEPTEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Capital Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Value Fund (Value), American Century Equity Income Fund (Equity Income), and American Century Small Cap Value Fund (Small Cap Value) (the Funds) are three of the four funds issued by the Corporation. The Funds are diversified under the 1940 Act. The investment objective of Value is long-term capital growth. Income is a secondary objective. Value seeks to achieve its investment objectives by investing in securities that management believes to be undervalued at the time of purchase. The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective. Equity Income seeks to achieve its objectives by investing primarily in income-producing equity securities. The investment objective of Small Cap Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objective by investing primarily in equity securities of companies with smaller market capitalizations that management believes to be undervalued at the time of purchase. The Funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class for Equity Income commenced on July 8, 1998. Small Cap Value's inception date is July 31, 1998 of which only investor class shares have been sold. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open contracts at September 30, 1998.

     FUTURES CONTRACTS -- The Funds may enter into stock index futures contracts in order to manage each Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, each Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American


   26    1-800-345-2021


Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1998 (UNAUDITED)

     Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the Funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distri-butions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distri-butions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's class average daily closing net assets during the previous month. For Value and Equity Income, the annual management fee is 1.00%, 0.75% and 0.80% for the Investor, Advisor, and Institutional Classes, respectively. For Small Cap Value, the annual management fee is 1.25%, 1.00% and 1.05% for the Investor, Advisor, and Institutional Classes, respectively.

     The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the Plan) for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the period were $134,820 for Value and $4,316 for Equity Income.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.


                                              www.americancentury.com      27


Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1998 (UNAUDITED)

3. INVESTMENT TRANSACTIONS

  Investment transactions, exluding short-term investments, for the six months ended September 30, 1998 for Value and Equity Income and for the period July 31, 1998 (inception) through September 30, 1998 for Small Cap Value, were as follows:

                          VALUE            EQUITY INCOME        SMALL CAP VALUE

Purchases ........... $1,437,455,890        $248,580,094           $5,942,838

Proceeds from sales.. $1,775,175,431        $288,666,730           $1,109,378

  On September 30, 1998, the composition of unrealized appreciation and depreciaton of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                          VALUE            EQUITY INCOME        SMALL CAP VALUE

Appreciation ........ $   55,225,029        $  6,801,871           $  102,174

Depreciation ........   (296,422,061)        (28,575,794)            (292,094)
                      ---------------      ---------------      ---------------

Net ................. $ (241,197,032)       $(21,773,923)          $ (189,920)
                      ===============      ===============      ===============

Federal Tax Cost .... $2,315,008,854        $307,234,406           $5,242,295
                      ===============      ===============      ===============


      28        1-800-345-2021


Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1998 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

   All shares are $0.01 par value. Transactions in shares of the Funds were as follows:

                                         VALUE                       EQUITY INCOME                     SMALL CAP VALUE
                                 SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT

INVESTOR CLASS
Shares authorized ............ 350,000,000                      150,000,000                        50,000,000
                              =============                    =============                     =============
Six months ended
  September 30, 1998(1)
Sold .........................  53,093,004   $  385,000,623      12,381,661    $  85,854,349        1,092,444       $5,202,271
Issued in reinvestment
  of distributions ...........   2,158,035       15,050,155         762,322        5,089,479             --               --
Redeemed .....................(104,003,196)    (744,629,355)    (19,521,509)    (134,417,350)         (27,380)        (124,929)
                              -------------    -------------   -------------    -------------    -------------    -------------
Net increase (decrease) ...... (48,752,157)  $ (344,578,577)     (6,377,526)   $ (43,473,522)       1,065,064       $5,077,342
                              =============    =============   =============    =============    =============    =============

Year ended March 31, 1998
Sold ......................... 162,037,493   $1,197,248,350       30,476,816    $213,669,697
Issued in reinvestment
  of distributions ...........  54,825,636      376,881,079        7,535,443      49,977,058
Redeemed .....................(131,065,528)    (969,702,459)     (19,830,504)   (139,373,450)
                              -------------    -------------   -------------    -------------
Net increase .................  85,797,601   $  604,426,970       18,181,755    $124,273,305
                              =============    =============   =============    =============

ADVISOR CLASS

Shares authorized ............ 145,000,000                        62,500,000
                              =============                    =============

Six months ended
  September 30, 1998
Sold .........................   1,870,502      $13,398,652          497,205      $3,323,012
Issued in reinvestment
  of distributions ...........      42,822          297,669            5,891          38,680
Redeemed .....................  (1,847,269)     (12,985,295)         (67,719)       (437,281)
                              -------------    -------------   -------------    -------------
Net increase .................      66,055     $    711,026          435,377      $2,924,411
                              =============    =============   =============    =============

Year ended March 31, 1998
Sold .........................   4,634,814      $33,569,674          101,186     $   704,986
Issued in reinvestment
  of distributions ...........     973,367        6,679,660           14,797          97,687
Redeemed .....................  (2,796,876)     (20,393,769)         (16,803)       (112,878)
                              -------------    -------------   -------------    -------------
Net increase .................   2,811,305      $19,855,565           99,180     $   689,795
                              =============    =============   =============    =============

INSTITUTIONAL CLASS

Shares authorized ............  60,000,000                        25,000,000
                              =============                    =============
Six months ended
  September 30, 1998(2)
Sold .........................     494,645       $3,774,136              718          $5,000
Issued in reinvestment
  of distributions ...........       6,944           48,336                7              45
Redeemed .....................    (397,517)      (2,999,815)              --              --
                              -------------    -------------   -------------    -------------
Net increase .................     104,072      $   822,657              725          $5,045
                              =============    =============   =============    =============

Period ended March 31, 1998(3)
Sold .........................     751,577       $5,289,526
Issued in reinvestment
  of distributions ...........      17,134          118,897
Redeemed .....................         (13)            (100)
                              -------------    -------------
Net increase .................     768,698       $5,408,323
                              =============    =============

(1) July 31, 1998 (inception) through September 30, 1998 for Small Cap Value.
(2) Sale of the Institutional Class commenced on July 8, 1998 for Equity Income
(3) Sale of the Institutional Class commenced on July 31, 1997 for Value.


                                             www.americancentury.com      29


Notes to Financial Statements
-----------------------------------------------------------------------------

SEPTEMBER 30, 1998 (UNAUDITED)

5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 1998, follows:

                          SHARE BALANCE   PURCHASE        SALES       REALIZED      DIVIDEND        SEPTEMBER 30, 1998
FUND/ISSUER                  3/31/98        COST          COST       GAIN (LOSS)     INCOME     SHARE BALANCE  MARKET VALUE
VALUE

Giant Food Inc. Cl A        3,122,900          --      $98,397,805   $35,562,060   $   624,580         --           --

Lab Holdings Inc.
  (formerly Seafield
  Capital Corp.)              420,000          --            --            --          252,000       420,000   $ 6,667,500

Superior Industries
  International, Inc.       2,024,200    $12,553,478     1,564,652       350,924       319,863     2,425,300    55,478,739

Swift Energy Co.            1,103,700      2,597,310     6,638,026    (2,031,153)       --           974,800     9,443,375

Flowserve Corp.                --         22,831,992        --               --         24,318     1,084,000    21,951,000
                                         -----------   -----------   -----------   -----------                 -----------
                                         $37,982,780  $106,600,483   $33,881,831    $1,220,761                 $93,540,614
                                         ===========   ===========   ===========   ===========                 ===========

    30    1-800-345-2021


Value--Financial Highlights
-----------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                    Investor Class
                                                    1998(1)       1998          1997          1996         1995          1994(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ...........    $7.73        $6.58          $6.32         $5.46        $4.98          $5.01
                                                ----------    ----------    ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income(3) .....................     0.04         0.10          0.12          0.13         0.12           0.08

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...................    (1.21)        2.35          0.87          1.34         0.75          (0.04)
                                                ----------    ----------    ----------    ----------    ----------    ----------

  Total From Investment Operations . ...........    (1.17)        2.45          0.99          1.47         0.87           0.04
                                                ----------    ----------    ----------    ----------    ----------    ----------

Distributions

  From Net Investment Income ...................    (0.05)       (0.10)        (0.12)        (0.12)       (0.12)         (0.07)

  In Excess of Net Investment Income ...........      --           --           --(4)        (0.01)         --             --

  From Net Realized Gains
  on Investment Transactions ...................      --         (1.20)        (0.61)        (0.48)       (0.27)           --
                                                ----------    ----------    ----------    ----------    ----------    ----------

  Total Distributions ..........................    (0.05)       (1.30)        (0.73)        (0.61)       (0.39)         (0.07)
                                                ----------    ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period .................     $6.51        $7.73         $6.58         $6.32        $5.46          $4.98
                                                ==========    ==========    ==========    ==========    ==========    ==========

  Total Return(5) ..............................   (15.21)%      39.94%        15.92%        28.06%       18.56%          0.83%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..........................   1.00%(6)       1.00%         1.00%         0.97%        1.00%        1.00%(6)

Ratio of Net Investment Income
to Average Net Assets ..........................   1.19%(6)       1.38%         1.86%         2.17%        2.65%        3.37%(6)

Portfolio Turnover Rate ........................      60%         130%          111%          145%          94%            79%

Net Assets, End of Period (in thousands) .......  $1,968,454   $2,713,562    $1,743,582     $881,885     $348,281        $87,798

(1) Six months ended September 30, 1998 (unaudited).
(2) September 1, 1993 (inception) through March 31, 1994.
(3) Computed using average shares outstanding throughout the period.
(4) Per share amount was less than $0.01.
(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(6) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
o   share price at the beginning of the period
o   investment income and capital gains or losses
o   income and capital gains distributions paid to shareholders
o   share price at the end of the period

It also includes some key statistics for the period:
o total return--the overall percentage return of the fund, assuming reinvestment of all distributions
o   expense ratio--operating expenses as a percentage of average net assets
o net income ratio--net investment income as a percentage of average net assets
o portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


                                               www.americancentury.com      31


Value--Financial Highlights
-----------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                     Advisor Class

                                            1998(1)       1998          1997(2)
PER-SHARE DATA

Net Asset Value,
  Beginning of Period ....................  $7.73        $6.58           $6.71
                                          ---------     ---------     ---------

Income From Investment Operations

   Net Investment Income(3) ..............   0.03         0.08           0.05

   Net Realized and
    Unrealized Gain (Loss)
    on Investment Transactions ...........  (1.21)        2.35           0.48
                                          ---------     ---------     ---------

   Total From Investment Operations ......  (1.18)        2.43           0.53
                                          ---------     ---------     ---------

Distributions

   From Net Investment Income ............  (0.04)       (0.08)         (0.05)

   In Excess of Net Investment Income ....    --           --            --(4)

   From Net Realized Gains on
     Investment Transactions .............    --         (1.20)         (0.61)
                                          ---------     ---------     ---------

   Total Distributions ...................  (0.04)       (1.28)         (0.66)
                                          ---------     ---------     ---------

Net Asset Value, End of Period ...........   $6.51        $7.73          $6.58
                                          =========     =========     =========

   Total Return(5) ....................... (15.30)%      39.60%          8.07%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets .................. 1.25%(6)       1.25%        1.25%(6)

Ratio of Net Investment Income
  to Average Net Assets .................. 0.94%(6)       1.13%        1.50%(6)

Portfolio Turnover Rate ..................    60%         130%           111%

Net Assets, End of Period
  (in thousands) ......................... $47,703      $56,118        $29,250

(1) Six months ended September 30, 1998 (unaudited).

(2) October 2, 1996 (commencement of sale) through March 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Per share amount was less than $0.01.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6) Annualized.

                                              See Notes to Financial Statements


    32      1-800-345-2021


Value--Financial Highlights
-----------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                              Institutional Class

                                                         1998(1)        1998(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .................     $7.73         $7.84
                                                       ----------     ---------

Income From Investment Operations

   Net Investment Income(3) ..........................      0.05          0.15

   Net Realized and Unrealized Gain
    (Loss) on Investment Transactions ................     (1.20)         1.02
                                                       ----------     ---------

   Total From Investment Operations ..................     (1.15)         1.17
                                                       ----------     ---------

Distributions

   From Net Investment Income ........................     (0.06)        (0.08)

   From Net Realized Gains on
     Investment Transactions .........................       --          (1.20)
                                                       ----------     ---------

   Total Distributions ...............................     (0.06)        (1.28)
                                                       ----------     ---------

Net Asset Value, End of Period .......................      $6.52         $7.73
                                                       ==========     =========

   Total Return(4) ...................................    (14.98)%       17.14%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ....     0.80%(5)    0.80%(5)

Ratio of Net Investment Income to Average Net Assets..     1.39%(5)    2.97%(5)

Portfolio Turnover Rate ..............................          60%        130%

Net Assets, End of Period (in thousands) .............      $5,686       $5,944

(1)  Six months ended September 30, 1998 (unaudited).

(2)  July 31, 1997 (commencement of sale) through March 31, 1998.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


                                           www.americancentury.com       33


Equity Income--Financial Highlights
-----------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                               Investor Class

                                1998(1)     1998      1997       1996    1995(2)
=====++========================================================================

PER-SHARE DATA

Net Asset Value, Beginning
  of Period .................... $7.15     $6.31     $6.10     $5.42     $5.00
                                -------    -------   -------   -------   -------

Income From Investment Operations

   Net Investment Income(3) ....  0.11      0.25      0.22      0.20      0.09

   Net Realized and
      Unrealized Gain
      (Loss) on Investment
       Transactions ............ (0.71)     1.99      0.75      1.13      0.44
                                -------    -------   -------   -------   -------

   Total From Investment
      Operations ............... (0.60)     2.24      0.97      1.33      0.53
                                -------    -------   -------   -------   -------

Distributions

   From Net Investment Income .. (0.12)    (0.24)    (0.21)    (0.19)    (0.09)

   In Excess of Net Investment
       Income ..................   --        --       --(4)    (0.01)      --

   From Net Realized Gains on
     Investment Transactions ...   --      (1.16)    (0.55)    (0.45)    (0.02)
                                -------    -------   -------   -------   -------

   Total Distributions ......... (0.12)    (1.40)    (0.76)    (0.65)    (0.11)
                                -------    -------   -------   -------   -------

Net Asset Value, End of Period..  $6.43     $7.15     $6.31     $6.10     $5.42
                                =======    =======   =======   =======   =======

   Total Return(5) ............. (8.49)%   37.78%    16.24%    25.67%    10.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ........1.00%(6)    1.00%     1.00%     0.98%   1.00%(6)

Ratio of Net Investment
  Income to Average Net Assets..3.13%(6)    3.52%     3.46%     3.51%   4.04%(6)

Portfolio Turnover Rate ........   79%      158%      159%      170%       45%

Net Assets, End of Period
  (in thousands) ..............$279,088  $355,962  $199,388  $116,692  $52,213

(1) Six months ended September 30, 1998 (unaudited).
(2) August 1, 1994 (inception) through March 31, 1995.
(3) Computed using average shares outstanding throughout the period.
(4) Per share amount was less than $0.01.
(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(6) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

O   share price at the beginning of the period

O   investment income and capital gains or losses

O   income and capital gains distributions paid to shareholders

O   share price at the end of the period

It also includes some key statistics for the period:

O total return--the overall percentage return of the fund, assuming reinvestment of all distributions

o   expense ratio--operating expenses as a percentage of average net assets

o net income ratio--net investment income as a percentage of average net assets

o portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


    34    1-800-345-2021


Equity Income--Financial Highlights
-----------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                 Advisor Class

                                          1998(1)        1998          1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ....  $7.16        $6.31           $6.57
                                         ---------    ---------      ---------

Income From Investment Operations

   Net Investment Income(3) .............   0.10         0.23           0.02

   Net Realized and Unrealized Gain
     (Loss) on Investment Transactions ..  (0.72)        2.00          (0.21)
                                         ---------    ---------      ---------

   Total From Investment Operations .....  (0.62)        2.23          (0.19)
                                         ---------    ---------      ---------

Distributions

   From Net Investment Income ...........  (0.11)       (0.22)         (0.07)

   In Excess of Net Investment Income ...    --           --            --(4)

   From Net Realized Gains on
     Investment Transactions ............    --         (1.16)           --
                                         ---------    ---------      ---------

   Total Distributions ..................  (0.11)       (1.38)         (0.07)
                                         ---------    ---------      ---------

Net Asset Value, End of Period ..........   $6.43        $7.16          $6.31
                                         =========    =========      =========

   Total Return(5) ......................  (8.66)%      37.71%         (2.89)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ................. 1.25%(6)       1.25%        1.25%(6)

Ratio of Net Investment Income
  to Average Net Assets ................. 2.88%(6)       3.27%        1.64%(6)

Portfolio Turnover Rate .................    79%         158%           159%

Net Assets, End of Period
  (in thousands) ........................  $3,457        $731            $18

(1)  Six months ended September 30, 1998 (unaudited).

(2)  March 7, 1997 (commencement of sale) through March 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per share amount was less than $0.01.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.

See Notes to Financial Statements


                                             www.americancentury.com     35


Equity Income--Financial Highlights
-----------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                            Institutional Class

                                                                       1998(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..............................     $6.96
                                                                   ------------

Income From Investment Operations

  Net Investment Income(2) ........................................     0.06

  Net Realized and Unrealized Loss on Investment Transactions .....    (0.53)
                                                                   ------------

  Total From Investment Operations ................................    (0.47)
                                                                   ------------

Distributions

  From Net Investment Income ......................................    (0.06)

  In Excess of Net Investment Income ..............................      --

  From Net Realized Gains on Investment Transactions ..............      --
                                                                   ------------

  Total Distributions .............................................    (0.06)
                                                                   ------------

Net Asset Value, End of Period ....................................     $6.43
                                                                   ============

  Total Return(3) .................................................    (6.72)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .................   0.80%(4)

Ratio of Net Investment Income to Average Net Assets ..............   3.33%(4)

Portfolio Turnover Rate ...........................................      79%

Net Assets, End of Period .........................................    $4,665

(1) July 8, 1998 (inception of Fund and Class) through September 30, 1998 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                                              See Notes to Financial Statements


    36    1-800-345-2021


Small Cap Value--Financial Highlights
-----------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                 Investor Class

                                                                        1998(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..............................     $5.00
                                                                   ------------

Income From Investment Operations

  Net Investment Income ...........................................     0.01

  Net Realized and Unrealized Loss on Investment Transactions .....    (0.50)
                                                                   ------------

  Total From Investment Operations ................................    (0.49)
                                                                   ------------

Net Asset Value, End of Period ....................................     $4.51
                                                                   ============

  Total Return(2) .................................................    (9.80)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .................   1.25%(3)

Ratio of Net Investment Income to Average Net Assets ..............   1.20%(3)

Portfolio Turnover Rate ...........................................      38%

Net Assets, End of Period (in thousands) ..........................    $4,803

(1) July 31, 1998 (inception of Fund and Class) through September 30, 1998 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

o    share price at the beginning of the period

o    investment income and capital gains or losses

o    income and capital gains distributions paid to shareholders

o    share price at the end of the period

It also includes some key statistics for the period:

o total return--the overall percentage return of the fund, assuming Reinvestment of all distributions

o    expense ratio--operating expenses as a percentage of average net assets

o net income ratio--net investment income as a percentage of average net assets

o portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                           www.americancentury.com      37


Share Class and Retirement Account Information
-----------------------------------------------------------------------------


SHARE CLASSES

     American Century offers three classes of shares for Value, Equity Income, and Small Cap Value. One class is for investors who buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

     The original class of shares is called the INVESTOR CLASS. All shares issued and outstanding before June 16, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after June 16, 1997. Investor Class shareholders do not pay any commissions or other fees when purchasing fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     An INSTITUTIONAL CLASS is also available to endowments, foundations, defined-benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares.

     The Advisor and Institutional Classes of shares for Small Cap Value had not commenced as of September 30, 1998.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for account rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


    38    1-800-345-2021


Background Information
-----------------------------------------------------------------------------

INVESTMENT PHILOSOPHY & POLICIES

     The American Century Group offers 10 equity funds, including Value, Equity Income and Small Cap Value. These three funds are general equity funds managed to provide growth over time with less volatility than more aggressive growth funds. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. Once the management team understands why the stock's price is depressed, if the team believes the undervaluation is temporary, the stock may be purchased and held until it appreciates to fair value, when it is sold. Equity Income may buy stocks that are trading at fair value if the stock pays a generous dividend. In all three funds, broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

     AMERICAN CENTURY VALUE invests in the equity securities of seasoned, established businesses that the management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

     AMERICAN CENTURY EQUITY INCOME purchases the securities of seasoned companies that pay steady income, with the goal of providing shareholders a higher yield than the aggregate yield of the stocks making up the S&P 500. The team may secondarily search out stocks whose share prices are undervalued or fairly valued. To help increase the fund's yield and help reduce the impact of stock market value changes, currently the team maintains a relatively large percentage of assets in CONVERTIBLE SECURITIES. These are income-paying issues that may, at some later date, be converted into equity securities at favorable prices. The prices of convertibles usually do not fluctuate as much as those of common stocks, and they generally pay higher interest and dividends than common stocks. Under normal circumstances, the fund can be expected to have less share-price volatility than American Century Value.

     AMERICAN CENTURY SMALL CAP VALUE focuses on the stocks of small companies with market capitalizations of $2 billion or less. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies. The fund seeks capital appreciation over time by investing in common stocks that the management team believes to be undervalued.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     THE S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, it is intended to be a broad measure of U.S. stock market performance.

     THE S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios, and in general, share other characteristics associated with value-style stocks.

     THE LIPPER EQUITY INCOME FUND INDEX is a non-weighted index of the 30 largest equity income mutual funds. Lipper Analytical Services, Inc., is an independent mutual fund ranking service.

     THE S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

[right margin]

PORTFOLIO MANAGERS

VALUE AND EQUITY INCOME
-----------------------
PHIL DAVIDSON


SMALL CAP VALUE
---------------
PHIL DAVIDSON
TODD VINGERS


                                             www.americancentury.com     39


Glossary
-----------------------------------------------------------------------------

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 31-37.


INVESTMENT TERMS

o EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

o MEDIAN MARKET CAPITALIZATION-- Market Capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

o    NUMBER OF COMPANIES-- the number
of different companies held by a fund on a given date.

o PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


o PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)


TYPES OF STOCKS

o BLUE-CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


    40    1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
---------------------

Benham Group(reg. sm)

TAXABLE BOND FUNDS

U.S. Treasury & Government
  Short-Term Treasury
  Short-Term Government
  GNMA
  Intermediate-Term Treasury
  Long-Term Treasury
  Inflation-Adjusted Treasury
  Target Maturities Trust: 2000
  Target Maturities Trust: 2005
  Target Maturities Trust: 2010
  Target Maturities Trust: 2015
  Target Maturities Trust: 2020
  Target Maturities Trust: 2025

Corporate & Diversified
  Limited-Term Bond
  Intermediate-Term Bond
  Bond
Premium Bond
  High-Yield Bond

International
  International Bond

TAX-FREE & MUNICIPAL BOND FUNDS

Multiple-State
  Limited-Term Tax-Free
  Intermediate-Term Tax-Free
  Long-Term Tax-Free
  High-Yield Municipal

Single-State
  Arizona Intermediate-Term Municipal
  California High-Yield Municipal
  California Insured Tax-Free
  California Intermediate-Term Tax-Free
  California Limited-Term Tax-Free
  California Long-Term Tax-Free
  Florida Intermediate-Term Municipal

MONEY MARKET FUNDS

Taxable
Capital Preservation
  Government Agency Money Market
  Premium Capital Reserve
  Premium Government Reserve
  Prime Money Market

Tax-Free & Municipal
  California Municipal Money Market
  California Tax-Free Money Market
  Florida Municipal Money Market
  Tax-Free Money Market

AMERICAN CENTURY[reg.sm] GROUP

Asset Allocation Funds
  Strategic Allocation: Conservative
  Strategic Allocation: Moderate
  Strategic Allocation: Aggressive

Balanced Fund
  Balanced

Conservative Equity Funds
  Income and Growth
  Equity Income
  Value
  Equity Growth

Specialty Funds
  Utilities
  Real Estate
  Global Natural Resources
  Global Gold

Small Cap Funds
  Small Cap Quantitative
  Small Cap Value

TWENTIETH CENTURY GROUP

Growth Funds
  Select
  Heritage
  Growth
  Ultra

Aggressive Growth Funds
  Vista
  Giftrust
  New Opportunities

International Growth Funds
  International Growth
  International Discovery
  Emerging Markets

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9811                              (c)1998 American Century Services Corporation
SH-BKT-13988                                            Funds Distributor, Inc.

[front cover]
                                                             September 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

[graphic of eyeglasses, computer keyboard, stock listings]

AMERICAN CENTURY GROUP
---------------------
REAL ESTATE

                                                [american century logo (reg. sm)
                                                                       American
                                                                        Century

[inside front cover]

A Note from the Founder
--------------------------------------------------------------------------------

On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

Sincerely,
/s/James E. Stowers

About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.


WHAT'S NEW

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

New features include:
* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

AMERICAN CENTURY GROUP
REAL ESTATE FUND
(REACX)

[40 Years Logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
[photo of  James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months from March 31 through September 30 were a period of sharp contrasts. Helped along by a healthy economy and widespread market optimism, many market averages set records in the first three months then tumbled dramatically, as the outlook for the U.S. economy and for corporate earnings turned pessimistic. The mood swing in market psychology seemed especially pronounced after the gains of the last several years--gains that were accompanied by relatively few, and very shallow, downdrafts in stock prices.

     Real Estate Investment Trusts (REITs) participated in the fine gains of the last few years, but did not fare very well during the past six months. Our investment team at RREEF believes there are now some good opportunities in the REIT market, where many REITs sell at discounts to the value of their property portfolios and sport attractive yields.

     Still, given the gains of the last several years and the low market volatility, it is understandable that many investors might find the declines of the last six months, and the broad market price swings, fairly stressful. These swings are an inevitable, even necessary, part of the investment process. They often are a precursor for further advances. But whatever your tolerance for risk, it does not pay to get caught up in market excesses, whether overly optimistic or overly negative. If you have an investment plan, try to stick to it. If you don't have a plan, this might be a good time to develop one.

     Turning to the corporate front, we have a substantial effort underway to prepare American Century's computer systems for the Year 2000 (Y2K). Our technology team is working to address Y2K-related issues. Through the rest of 1998 and 1999, we will be extensively testing our systems, including those involved with fund performance and distributions, to make sure these calculations remain accurate and reliable.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read

     We appreciate your investment with American Century.

     Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
Chairman of the Board and Founder         Chief Executive Officer

[right margin]

    TABLE OF CONTENTS
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
REAL ESTATE
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Fund Allocation ........................................................    6
   Top Ten Holdings .......................................................    7
   Portfolio at a Glance ..................................................    7
   Types of Investments ...................................................    8
   Schedule of Investments ................................................    9
   Financial Highlights ...................................................   17
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statements of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Proxy Voting Results ...................................................   19
OTHER INFORMATION
   Share Class and Retirement
   Account Information ....................................................   20
   Background Information
      Investment Philosophy
         and Policies .....................................................   21
      Comparative Indices .................................................   21
      Portfolio Managers ..................................................   21
   Glossary ...............................................................   22


                                                 www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The U.S. stock market peaked on July 17, then stock prices dropped dramatically. The S&P 500 had fallen nearly 14% on September 30 and the Russell 2000 was down more than 21%.

* The Asian economic and currency crisis caused problems for large U.S. multinational firms that derive a major portion of their profits from foreign markets. Shrinking U.S. exports to Asia hurt earnings growth and contributed to the decline in stock prices.

* Real estate stocks declined during the six months ended September 30, even though demand for space is still growing. New development activity is occurring for the first time since early 1990, which spurred concern about a property glut.

* Analysts have begun to upgrade the real estate investment trust (REIT) sector, where underlying property values are now generally higher than the market value of REIT stocks.

REAL ESTATE FUND

* American Century Real Estate Fund (ACRE) was down 17.39% for the six months ended September 30, compared to a loss of 14.36% for its benchmark, the Wilshire REIT Index.

* Prospects for the REIT market are relatively good despite recent declines. In 1996 and 1997, REITs traded at premiums of 5% to 30% over the value of their underlying assets. Now they are trading at 5% to 20% under value.

* Undervalued stocks have created many attractive opportunities in several sectors, including office and apartment properties, where high-quality portfolios are available for less than the premiums they commanded in the past.

* Starwood Lodging Trust was ACRE's worst-performing stock, but remained its second-largest holding because of Starwood's strong internal growth rate. The company has been trading at a steep discount compared to the value of its properties.

* Looking ahead, we believe the real estate sector offers strong internal growth, high yield potential, and negligible exposure to Asia. Investors seeking more predictability than what the broader stock market offers may be attracted to the sustainable cash flow and generous dividends offered by REIT stocks.

[left margin]

           REAL ESTATE (REACX)(1)

TOTAL RETURNS:              AS OF 9/30/98
    6 Months                  -17.39%(2)
    1 Year                    -17.62%
NET ASSETS:                 $127 million
INCEPTION DATE:               9/21/95

(1)       Investor Class.
(2)       Not annualized.

Investment terms are defined in the Glossary on page 22.


2     1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]
Mark Mallon, head of conservative equity, specialty, and asset allocation funds at American Century

STOCKS TURN VOLATILE

     The six months ended September 30, 1998, saw U.S. stocks reach an all-time high, then enter one of the most volatile periods since the end of World War II. As deteriorating global economic and financial conditions turned market psychology negative, stock prices dropped sharply and wide intraday swings became common.

     Between July 17, when the best-known U.S. stock indices peaked, and September 30, stock prices dropped dramatically. The S&P 500 Index (representing the largest and most influential U.S. companies) fell nearly 14%, while the Russell 2000 (a leading small company index) was down more than 21%.

     The falling prices and increased volatility were not a complete surprise. Major market declines are a normal part of the investment process, but they have been notably absent in the 1990s. In prior decades, moderate corrections of 10% happened about once a year and more severe corrections of up to 15% occurred about once every two years. A market correction in the 20% range occurred about every three to four years. On a historical basis, a correction was overdue.

A BANNER DECADE

     Even with the recession in 1990-1991 and the recent decline, U.S. stock returns since 1990 have been unusually robust, as the accompanying chart illustrates. The gains, however, have not been spread evenly. Larger company stocks were the better performers. The S&P 500's average annual return from January 1, 1990, to September 30, 1998, was 15.82%, well above its historical average of roughly 11%.

     In 1998, the price deterioration of smaller stocks was masked by the strong performance of a handful of blue-chip companies, which make up the bulk of the large company indices, like the Dow Jones Industrial Average and S&P 500. Prices of the vast majority of the other 9,000 stocks traded in the U.S., including real estate stocks, were much weaker and were correcting well before the decline in the major market indices began.

THE ASIAN CONTAGION

     What dampened the market euphoria that was so prevalent earlier in the year?

     The catalyst was the much-publicized Asian economic and currency crisis, which began in the summer of 1997. The "Asian contagion" spread quickly to Latin America, Russia and Japan, raising concerns about the future of the global economy.

     Although the troubles in emerging markets took a while to reach our shores, U.S. companies eventually proved susceptible to the turmoil. Stocks of large U.S. multinational firms that derive

[right margin]

EVEN WITH THE RECESSION IN 1990-1991 AND THE RECENT DECLINE, U.S. STOCK RETURNS SINCE 1990 HAVE BEEN UNUSUALLY ROBUST.

MARKET PERFORMANCE (GROWTH OF $1.00)
FROM JANUARY 1, 1990, TO SEPTEMBER 30, 1998

                  S&P 500       S&P MidCap 400       Russell 2000
12/31/89           $1.00           $1.00                 $1.00
12/31/90           $0.97           $0.95                 $0.81
12/31/91           $1.26           $1.42                 $1.18
12/31/92           $1.36           $1.59                 $1.39
12/31/93           $1.50           $1.82                 $1.66
12/31/94           $1.52           $1.75                 $1.63
12/31/95           $2.08           $2.29                 $2.09
12/31/96           $2.56           $2.73                 $2.43
12/31/97           $3.41           $3.61                 $2.98
YTD 1998           $3.62           $3.37                 $2.49

Value on 9/30/98
S&P 500             $3.62
S&P MidCap 400      $3.37
Russell 2000        $2.49

These indices represent the performance of large-, medium- and small-capitalization stocks.


                                                 www.americancentury.com     3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

a major portion of their profits from foreign markets were hit hard. Shrinking U.S. exports to Asia hurt earnings growth and contributed to the decline in stock prices.

PROPERTY MARKET

     Real estate stocks experienced declines similar to the broader stock market (see the chart on this page) but for different reasons. The stocks' performance was divorced from the underlying health of the real estate market itself. The ratio of supply to demand was sound in all property sectors and geographic areas of the country. Although the economy's growth has slowed, it is still growing and fueling demand for space. Rents and property prices are trending upward.

     As a result, new development activity is occurring in every major market and among every major property type for the first time since the early 1990s. However, the new growth cycle spurred concern about the recurrence of a property glut like that in the early 1990s, particularly in the apartment and industrial sectors.

REIT MARKET

     The decline of real estate investment trust (REIT) stocks largely matched moves by the broader stock market, although the drivers were different. As mentioned above, investors were concerned that new projects coming on line would depress rents. Markets were also dubious that REITs could maintain rent and occupancy levels if the economy slipped into a recession.

     Even more importantly, the tide in capital markets had shifted. The rapid growth of REITs in 1996 and 1997 was partly fueled by an influx of money from other market sectors as investors sought to benefit from the rising prices of REIT securities. REITs used their high-flying stock to acquire properties at depressed prices, making them look more like growth stocks than traditional income investments. As growth tapered off this year, growth investors exited the real estate market to pursue opportunities elsewhere. The outflow of funds depressed REIT prices to a level below the value of their underlying assets.

     These developments have served to heighten the attractiveness of the REIT sector. Recently, analysts have begun to upgrade investment opinions on REIT stocks, in the belief that concerns have been fully discounted by the market. This view has been supported by recent positive cash flows into the fund.

[left margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
S&P 500
-6.96%
WILSHIRE REIT       -14.36%

Source: Lipper Analytical Services, Inc.

ALTHOUGH THE ECONOMY'S GROWTH HAS SLOWED, IT IS STILL GROWING AND FUELING DEMAND FOR SPACE.

[line chart - data below]

MARKET PERFORMANCE (PERFORMANCE OF $1.00)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998

              S&P 500        Wilshire REIT Index
3/31/98        $1.00              $1.00
4/30/98        $1.01              $0.97
5/31/98        $0.99              $0.96
6/30/98        $1.03              $0.96
7/31/98        $1.02              $0.89
8/31/98        $0.87              $0.81
9/30/98        $0.93              $0.86

Value on 9/30/98
S&P 500            $0.93
Wishire REIT       $0.86


4     1-800-345-2021


ACRE--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1998
                   INVESTOR CLASS (INCEPTION 9/21/95)(1)  INSTITUTIONAL CLASS (INCEPTION 6/16/97)
                            ACRE    WILSHIRE REIT           ACRE     WILSHIRE REIT
6 MONTHS(2)                -17.39%    -14.36%              -17.22%       -14.36%
1 YEAR                     -17.62%    -14.31%              -17.41%       -14.31%
===============================================================================
AVERAGE ANNUAL RETURNS
===============================================================================
3 YEARS                    14.90%      13.10%                 --            --
LIFE OF FUND               14.82%      13.10%(3)            -2.35%        -3.25%(4)

(1) The inception date for RREEF Real Estate Securities Fund, ACRE's predecessor. That fund merged with ACRE on 6/13/97 and was first offered to the public on 6/16/97.
(2)  Returns for periods less than one year are not annualized.
(3) Return from 9/30/95, the date nearest the class's inception for which data are available.
(4) Return from 6/30/97, the date nearest the class's inception for which data are available.

See pages 20, 21 and 22 for information about share classes, the Wilshire REIT and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 9/30/98
ACRE                         $15,175
Wilshire REIT Index          $14,466

                 ACRE          Wilshire REIT Index
9/30/95        $10,000              $10,000
10/31/95        $9,781               $9,693
11/30/95        $9,910               $9,807
12/31/95       $10,489              $10,405
1/31/96        $10,630              $10,533
2/29/96        $10,781              $10,681
3/31/96        $10,872              $10,685
4/30/96        $10,882              $10,661
5/31/96        $11,083              $10,916
6/30/96        $11,337              $11,123
7/31/96        $11,420              $11,139
8/31/96        $11,882              $11,587
9/30/96        $12,315              $11,873
10/31/96       $12,643              $12,187
11/30/96       $13,312              $12,770
12/31/96       $14,767              $14,259
1/31/97        $15,057              $14,344
2/28/97        $15,067              $14,294
3/31/97        $15,302              $14,403
4/30/97        $14,767              $13,875
5/31/97        $15,067              $14,290
6/30/97        $16,079              $15,076
7/31/97        $16,751              $15,485
8/31/97        $16,652              $15,397
9/30/97        $18,419              $16,882
10/31/97       $17,787              $16,344
11/30/97       $18,075              $16,681
12/31/97       $18,491              $17,063
1/31/98        $18,206              $16,859
2/28/98        $17,911              $16,516
3/31/98        $18,368              $16,892
4/30/98        $17,753              $16,313
5/31/98        $17,616              $16,192
6/30/98        $17,512              $16,189
7/31/98        $16,384              $15,046
8/31/98        $14,566              $13,633
9/30/98        $15,175              $14,466

These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). The chart at left shows the growth of a $10,000 investment since inception, while the chart below shows the fund's year-by-year performance. The Wilshire REIT Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. ACRE's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Wilshire REIT Index do not.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

               ACRE          Wilshire REIT Index
9/96          23.16%              18.73%
9/97          49.58%              42.20%
9/98         -17.62%             -14.31%


                                                 www.americancentury.com     5


ACRE--Q&A
--------------------------------------------------------------------------------
[photo of Karen Knudson and Kim Redding]
Karen Knudson and Kim Redding, portfolio managers of ACRE

     An interview with Kim Redding and Karen Knudson, portfolio managers on the American Century Real Estate Fund investment team.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF ITS FISCAL YEAR?

     For the six months ended September 30, 1998, ACRE was down 17.39%, compared to a loss of 14.36% for the Wilshire REIT Index, which is ACRE's benchmark. For the same period, the S&P 500 fell 6.96%.

     ACRE's average annual total return for the past three years was 14.90%, putting it in the top 14% of 42 real estate funds tracked by Lipper Analytical Services. For one year, the fund ranked 53rd among 83 funds tracked by Lipper.

WHY DID THE REAL ESTATE MARKET UNDERPERFORM THE BROADER STOCK MARKET?

     To understand performance this year, a bit of recent history is in order. In 1996 and 1997, most real estate investment trusts (REITs) were fairly young and experienced rapid growth from buying properties at depressed prices. Funds from operations (the most commonly used measure of earnings performance), or FFO, ballooned as a strong economy rewarded REITs' growth strategies. These gains attracted a nontraditional source of capital--managers of growth mutual funds who saw a new opportunity. What was a $30 billion market four and a half years ago became a $120 billion market as abundant capital fueled REIT growth.

     The REIT market began correcting in February, when an influential analyst downgraded the stocks. The concern was that the growth of the past two years could not continue at such a high level. As growth investors pulled money from REIT stocks, others followed. Additionally, bullish views about the economy began to change over the summer. Fearing the worst, investors began to avoid economically sensitive REIT stocks. A slowing economy can adversely affect property rental income and occupancy rates.

DO YOU FEEL THE CORRECTION IN REIT  STOCKS WAS MERITED?

     No. Certainly, some of the air needed to be let out of the market. Values had become inflated, but REITs have, in our opinion, overcorrected. We believe the market is now divorced from underlying fundamentals. In 1996 and 1997, REITs traded at premiums of 5% to 30% over the value of their underlying assets. Now they trade at 5% to 20% less than the value of their properties. Despite the market's gloomy assessment, earnings prospects are also relatively good. REIT FFO (earnings) for 1999 are projected to grow 10%, compared to 4% for the companies in the S&P 500. In a more rational market, these growth expectations would be rewarded, and we think they will be over time.

WHAT CHANGES HAVE YOU MADE TO  ACRE'S PORTFOLIO TO RESPOND TO THE MARKET'S
DECLINE?

     Our exposure to the various sectors of the real estate market hasn't changed much. We continue to see attractive opportunities primarily in office and

[left margin]

WE BELIEVE THE MARKET IS NOW DIVORCED  FROM UNDERLYING  FUNDAMENTALS.

[pie charts]

FUND ALLOCATION
AS OF SEPTEMBER 30, 1998

Industrial                        10%
Hotel                             13%
Multi-family Residential          20%
Mall & Shopping Center            18%
Office                            27%
Other                             12%

REIT MARKET ALLOCATION
AS OF SEPTEMBER 30, 1998

Office                            24%
Hotel                             11%
Industrial                        11%
Other                             12%
Multi-family Residential          20%
Mall & Shopping Center            22%


6     1-800-345-2021


ACRE--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

apartment properties. But we have rearranged holdings in several sectors. We took advantage of an opportunity to buy well-managed companies with high quality portfolios without paying the premium they commanded in the past.

     A prime example of our portfolio repositioning was the move from United Dominion Realty Trust to Apartment Investment and Management Co. (AIMCO). United Dominion was sold because it was active in a number of markets, including those in the Southeast, where rent growth is below average. United Dominion has expanded its portfolio greatly through mergers and acquisitions over the past year. Much of this activity was funded through debt financing. This weakened the balance sheet and inhibited access to new portfolio and capital growth. United Dominion has also initiated a repositioning of its portfolio. The transition could take about 18 months and is likely to prove painful because it will place a further drag on earnings.

     AIMCO, on the other hand, has expanded its property portfolio dramatically and developed a meaningful pipeline of growth. AIMCO's management is conscientious when it comes to adding value. Management has generated solid growth from the existing portfolio by focusing on areas where rent growth is strong and by paying close attention to cost savings. In addition, as AIMCO's portfolio has expanded, management has captured economies of scale and been very disciplined in raising capital and preserving the integrity of the balance sheet. By limiting exposure to new developments, which may have trouble leasing up if the economy slows, AIMCO's management has further positioned the portfolio to produce solid returns going forward.

     Another REIT we added to was Simon DeBartolo Group, a regional mall developer. Simon DeBartolo is the largest owner-operator of regional malls in the country and has completed portfolio acquisitions recently that enhance its dominant position. Its portfolio gives the company a strong bargaining position when negotiating terms with its tenants--national and regional retailers.

WERE THERE ANY OTHER CHANGES IN THE PORTFOLIO'S FOCUS?

     Yes, we placed less emphasis on REITs that were growing by acquisition. This strategy requires a large amount of capital, which has become increasingly scarce as the market has declined. Furthermore, yields on purchases have declined due to competitive pressure from numerous buyers.

     We looked instead for property managers who could increase the profitability of existing holdings. We are in a different stage of the real estate cycle than a year ago, and we are putting a premium on managers who can deliver earnings growth through rent and occupancy increases rather than acquisitions. This is why we sold Highwoods Properties, which owns and develops office and industrial properties. Acquiring properties remains the company's primary focus. In addition, Highwoods is mostly active in second-tier markets where it is more difficult to increase or maintain rents.

     Names we have added include TrizecHahn Corp. and S.L. Green Realty, which own and develop downtown office buildings. Downtown office property owners face less new competition than their suburban counterparts and are better able to improve internal growth rates by increasing occupancy rates and/or rent.

[right margin]

TOP TEN HOLDINGS
                                    % OF FUND INVESTMENTS
                                AS OF               AS OF
                               9/30/98             3/31/98
MACK-CALI REALTY CORP.          5.6%                4.7%
STARWOOD LODGING
   TRUST                        4.9%                6.4%
SIMON DEBARTOLO
   GROUP INC.                   4.9%                3.3%
AVALON BAY
   COMMUNITIES INC.(1)          4.7%                2.4%
GENERAL GROWTH
   PROPERTIES, INC.             4.5%                2.3%
ARDEN REALTY, INC.              4.3%                4.4%
CARRAMERICA
   REALTY CORP.                 4.1%                5.4%
APARTMENT INVESTMENT
   AND MANAGEMENT CO.           3.7%                1.1%
MERISTAR HOSPITALITY
   CORP.                        3.6%                 --
TRIZECHAHN CORPORATION          3.1%                 --

(1) Resulted from the merger of Bay Apartment Communities and Avalon Properties, Inc.

PORTFOLIO AT A GLANCE
                               9/30/98           3/31/98
NO. OF COMPANIES                 41                40
MEDIAN REIT FFO RATIO           10.0              12.4
MEDIAN MARKET                  $1.1              $817
   CAPITALIZATION             BILLION           MILLION
PORTFOLIO TURNOVER             32%(1)            28%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)            1.20%(3)          1.15%(4)

(1)  Six months ended 9/30/98.
(2)  Five months ended 3/31/98.
(3)  Annualized.
(4)  After expense waiver.


                                                 www.americancentury.com      7


ACRE--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

STARWOOD LODGING TRUST WAS ACRE'S WORST-PERFORMING STOCK FOR THE PERIOD AND REMAINED ITS SECOND-LARGEST HOLDING. WHY?

     The market's perception that a recession will hurt REITs overall is exaggerated for hotel REITs, which largely depend on the traveling public for revenue. Hotel REITs as a group declined more than REITs overall, but Starwood fared particularly badly.

     We continue to like Starwood, however, because of its strong internal growth rate. Starwood is the largest hotel REIT and has the highest quality hotel portfolio in the world. It also has terrific brand names, including Westin, Sheraton and St. Regis. The company has been trading at a steep discount to the value of its properties, and we have been adding to our holdings.

WHICH OTHER STOCKS HURT PERFORMANCE DURING THE SIX MONTHS?

     Patriot American Hospitality, which owns the Wyndham hotel chain, was the second-worst performer in the portfolio. Like Starwood, Patriot has suffered from fears of recession. Both have seen 60% share price drops this year. Over the long run, we think these REITs can replace external growth with internal growth as they build on their brand identities and their premium locations.

LOOKING AHEAD, HOW DO YOU THINK THE REAL ESTATE MARKET WILL FARE?

     Real estate market performance this year has largely been driven by the outflow of growth investors. As this river slows to a trickle, we expect market valuations to become better aligned with the underlying fundamentals of company and property performance.

     In our opinion, the real estate sector offers everything a battered investor in the stock market could ask for: strong internal growth, high secure yields, and negligible exposure to Asia. Earlier, we mentioned the higher earnings growth estimates for real estate companies relative to S&P 500 companies. Also worth noting is that the yield on REIT stocks is nearly nine times the yield on the S&P 500 and is at an all-time high relative to the yield on 10-year bonds. We think the combination of visible, sustainable cash flow and generous dividends will attract investors seeking more predictability and safety than may be available in the broader stock market.

[left margin]

WE THINK THE COMBINATION OF VISIBLE, SUSTAINABLE CASH FLOW AND GENEROUS DIVIDENDS WILL ATTRACT INVESTORS.

[pie charts]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF SEPTEMBER 30, 1998

Temporary Investments          4%
Common Stocks                 96%

AS OF MARCH 31, 1998

Temporary Investments          5%
Common Stocks                 95%


8     1-800-345-2021


ACRE--Schedule of Investments
--------------------------------------------------------------------------------

SEPTEMBER 30, 1998 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------
COMMON STOCKS
DIVERSIFIED COMPANIES--5.9%
                   9,000   Capital Automotive REIT                 $    104,906
                 183,700   Crescent Real Estate Equities, Inc.        4,638,425
                 131,300   Vornado Realty Trust                       4,349,313
                                                                  -------------
                                                                      9,092,644
                                                                  -------------

HOTELS--12.5%
                  11,200   Boykin Lodging Co.                           168,700
                  57,200   FelCor Suite Hotels, Inc.                  1,390,675
                 110,300   Host Marriott Corp.(1)                     1,399,431
                 328,055   Meristar Hospitality Corp.                 5,597,438
                  98,100   Meristar Hotels & Resorts, Inc.(1)           269,775
                 217,310   Patriot American Hospitality, Inc.         2,770,703
                 249,220   Starwood Lodging Trust                     7,601,210
                                                                  -------------
                                                                     19,197,932
                                                                  -------------

INDUSTRIAL--9.5%
                 236,200   Catellus Development Corp.(1)              3,070,600
                  44,000   First Industrial Realty Trust, Inc.        1,122,000
                 165,500   Liberty Property Trust                     3,940,969
                 148,400   Prologis Trust                             3,357,550
                 107,400   Weeks Corp.                                3,208,575
                                                                  -------------
                                                                     14,699,694
                                                                  -------------

MULTI-FAMILY RESIDENTIAL--20.3%
                 150,200   Apartment Investment and
                             Management Co.                           5,670,050
                  97,800   Archstone Communities Trust                1,992,675
                 212,369   Avalon Bay Communities Inc.                7,233,819
                  78,068   Camden Property Trust                      2,181,025
                  70,400   Equity Residential Properties Trust        2,970,000
                 145,000   Essex Property Trust, Inc.                 4,495,000
                 183,400   Merry Land & Investment Co., Inc.          4,103,575
                 111,000   Walden Residential Properties, Inc.        2,553,000
                                                                 --------------
                                                                     31,199,144
                                                                 --------------

NEIGHBORHOOD & COMMUNITY
SHOPPING CENTERS--4.3%
                  91,800   Bradley Real Estate, Inc.                  1,927,800
                 173,400   Developers Diversified Realty Corp.        3,164,550
                  68,450   JDN Realty Corp.                           1,574,350
                                                                 --------------
                                                                      6,666,700
                                                                 --------------

OFFICE--26.5%
                 295,900   Arden Realty, Inc.                         6,602,269
                 150,000   Beacon Properties Corp.
                             (Acquired 3/17/98, Cost
                             $3,000,000)(1)(2)                        3,000,000
                  72,100   Boston Properties, Inc.                    2,054,850
                 278,200   CarrAmerica Realty Corp.                   6,346,438
                  44,700   Equity Office Properties Trust             1,095,150
                 157,900   Kilroy Realty Corp.                        3,631,700
                 289,500   Mack-Cali Realty Corp.                     8,685,000

Shares                                                                     Value
----------------------------------------------------------------------------

                 215,200   SL Green Realty Corp.                    $  4,519,200
                 256,500   TrizecHahn Corporation                     4,809,375
                                                                   ------------
                                                                     40,743,982
                                                                   ------------

REGIONAL MALLS--13.9%
                 196,000   General Growth Properties, Inc.            6,982,500
                 148,900   Macerich Co. (The)                         4,001,688
                 123,300   Mills Corp.                                2,866,725
                 254,200   Simon DeBartolo Group Inc.                 7,562,448
                                                                   ------------
                                                                     21,413,361
                                                                   ------------

STORAGE--2.9%
                 112,400   Public Storage, Inc. Cl A                  3,013,725
                  65,800   Storage Trust Realty                       1,546,300
                                                                   ------------
                                                                      4,560,025
                                                                   ------------

TOTAL COMMON STOCKS--95.8%                                          147,573,482
                                                                   ------------
   (Cost $169,598,403)

  TEMPORARY CASH INVESTMENTS--4.2%
       Repurchase Agreement, State Street Boston
              Corp., (U.S. Treasury obligations), in a joint
              trading account at 5.38%, dated 9/30/98,
              due 10/1/98 (Delivery value $6,400,956)                 6,400,000
                                                                   ------------
   (Cost $6,400,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $153,973,482
                                                                   =============
   (Cost $175,998,403)

See Notes to Financial Statements


                                                   www.americancentury.com     9


ACRE--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)
NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 1998 was $3,000,000, which represented 2.0% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* the percentage of total investments in each industry
* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


10     1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

SEPTEMBER 30, 1998 (UNAUDITED)
ASSETS

Investment securities, at value
   (identified cost of $175,998,403) (Note 3) ................    $ 153,973,482
Cash .........................................................          309,906
Receivable for investments sold ..............................          321,478
Dividend and interest receivable .............................          735,366
Prepaid expenses and other assets ............................           38,779
                                                                  -------------
                                                                    155,379,011
                                                                  -------------
LIABILITIES
Disbursements in excess of demand deposit cash ...............          114,914
Payable for investments purchased ............................        2,391,022
Payable for capital shares redeemed ..........................          321,947
Payable for management fees (Note 2) .........................          146,749
Payable for directors' fees and expenses .....................               56
Other liabilities ............................................            9,040
                                                                  -------------
                                                                      2,983,728
                                                                  -------------

Net Assets ...................................................      $152,395,28
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................      $174,583,34
Undistributed net investment income ..........................        1,165,092
Accumulated net realized loss on investment transactions .....       (1,328,236)
Net unrealized depreciation on investments (Note 3) ..........      (22,024,921
                                                                  -------------
                                                                  $ 152,395,283
                                                                  =============

Investor Class
Net assets ...................................................      $126,791,44
Shares outstanding ...........................................        9,688,227
Net asset value per share ....................................    $       13.09

Institutional Class
Net assets ...................................................    $  25,603,838
Shares outstanding ...........................................        1,955,097
Net asset value per share ....................................    $       13.10

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the Fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                www.americancentury.com     11


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)
INVESTMENT INCOME

Income:
Dividends (net of foreign taxes withheld of $4,113)  ........      $  4,033,635

Interest ....................................................           200,070
                                                                   ------------
                                                                      4,233,705
                                                                   ------------

Expenses (Note 2):
Management fees .............................................           861,249
Directors' fees and expenses ................................               568
                                                                   ------------
                                                                        861,817
                                                                   ------------

Net investment income .......................................         3,371,888
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments ............................        (3,153,908)
Change in net unrealized depreciation on investments ........       (27,849,444)
                                                                   ------------

Net realized and unrealized loss on investments .............       31,003,3520
                                                                   ------------

Net Decrease in Net Assets Resulting from Operations ........      $(27,631,46)
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:
* income earned from investments (dividend and interest)
* management fees and other expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


12     1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED),  PERIOD ENDED MARCH 31, 1998
AND YEAR ENDED OCTOBER 31, 1997

Increase in Net Assets                 SEPT. 30, 1998     MARCH 31, 1998(1)   OCT. 31, 1997

OPERATIONS
Net investment income .............     $   3,371,888      $   1,967,271      $   1,264,317

Net realized gain (loss)
   on investment transactions .....        (3,153,908)         1,192,469          2,097,147

Change in net unrealized
   appreciation (depreciation)
   on investments .................       (27,849,444)           344,165          4,737,101
                                        -------------      -------------      -------------

Net increase (decrease) in
   net assets resulting
   from operations ................       (27,631,464)         3,503,905          8,098,565
                                        -------------      -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..................        (2,243,865)        (1,148,389)          (748,247)
  Institutional Class .............          (372,895)          (157,612)           (75,141)
From net realized gains on
   investment transactions:
  Investor Class ..................              --           (1,639,725)          (643,767)
  Institutional Class .............              --             (222,854)              --
                                        -------------      -------------      -------------

Decrease in net assets
   from distributions .............        (2,616,760)        (3,168,580)        (1,467,155)
                                        -------------      -------------      -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets
   from capital share
   transactions ...................        31,926,025         60,085,338         76,456,053
                                        -------------      -------------      -------------

Net increase in net assets ........         1,677,801         60,420,663         83,087,463

NET ASSETS
Beginning of period ...............       150,717,482         90,296,819          7,209,356
                                        -------------      -------------      -------------

End of period .....................     $ 152,395,283      $ 150,717,482      $  90,296,819

Undistributed net
   investment income ..............     $   1,165,092      $     409,964      $     239,230

(1) The Fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations-a summary of the Statement of Operations from the previous page for the most recent period
* distributions-income and gains distributed to shareholders
* share transactions-shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Capital Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Real Estate Fund (the Fund) is one of the four funds issued by the Corporation. The Fund is non-diversified under the 1940 Act. The Fund's investment objective is long-term capital appreciation with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There are certain additional risks involved in investing in the Fund than a more diversified portfolio of investments. The Fund may be subject to certain risks similar to those associated with direct ownership of real estate including but not limited to: local or regional economic conditions, changes in zoning laws, credit risk, and interest rate risk. The Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal and state income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the


14     1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1998 (UNAUDITED)

financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's class average daily closing net assets during the previous month. The annual management fee is 1.20%, 0.95% and 1.00% for the Investor Class, Advisor Class and Institutional Class, respectively.

     On January 27, 1998, substantially all of the assets of RREEF Real Estate Securities Advisors L.P. (RESA), the subadvisor of the Fund since June 13, 1997, were acquired by RoProperty Services, B.V. The new entity adopted the name RREEF America, L.L.C. (RREEF). As a result of the acquisition, the subadvisory agreement between RESA and ACIM was terminated on that date and replaced by a substantially identical subadvisory agreement with RREEF, which was subsequently approved by the Fund's Board of Directors and shareholders. The terms of the new subadvisory agreement between RREEF and ACIM are identical in all substantive respects to the old subadvisory agreement. The subadvisor will continue to make investment decisions for the Fund in accordance with the Fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM will continue to pay all costs associated with retaining RREEF as the subadvisor of the Fund.

     The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the Plan) for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Securities purchased, excluding short-term investments, totaled $80,499,357. Securities sold, excluding short-term investments, totaled $45,296,422.

     As of September 30, 1998, accumulated net unrealized depreciation was $22,070,986, based on the aggregate cost of investments for federal income tax purposes of $176,044,468, which consisted of unrealized appreciation of $930,630 and unrealized depreciation of $23,001,616.


                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  There are 50,000,000 shares and 25,000,000 shares authorized for issuance by the Investor Class and Institutional Class, respectively.

  All shares are $0.01 par value. Transactions in shares of the Fund were as follows:

                                                      SHARES           AMOUNT
INVESTOR CLASS
Six months ended September 30, 1998
Sold .......................................        5,271,588      $ 77,832,829
Issued in reinvestment of distributions ....          144,701         2,053,803
Redeemed ...................................       (4,162,556)      (61,859,210)
                                                 ------------      ------------
Net increase ...............................        1,253,733      $ 18,027,422
                                                 ============      ============

November 1, 1997 through March 31, 1998(1)
Sold .......................................        5,826,845      $ 93,379,453
Issued in reinvestment of distributions ....          157,495         2,477,404
Redeemed ...................................       (2,340,053)      (37,157,594)
                                                 ------------      ------------
Net increase ...............................        3,644,287      $ 58,699,263
                                                 ============      ============

Year ended October 31, 1997
Sold .......................................        6,483,094      $ 99,753,311
Issued in reinvestment of distributions ....           84,010         1,191,452
Redeemed ...................................       (2,363,280)      (36,295,993)
                                                 ------------      ------------
Net increase ...............................        4,203,824      $ 64,648,770
                                                 ============      ============

INSTITUTIONAL CLASS
Six months ended September 30, 1998
Sold .......................................        1,125,202      $ 15,281,722
Issued in reinvestment of distributions ....           18,110           252,388
Redeemed ...................................         (106,233)       (1,635,507)
                                                 ------------      ------------
Net increase ...............................        1,037,079      $ 13,898,603
                                                 ============      ============

November 1, 1997 through March 31, 1998(1)
Sold .......................................           97,111      $  1,570,964
Issued in reinvestment of distributions ....           16,658           261,865
Redeemed ...................................          (27,808)         (446,754)
                                                 ------------      ------------
Net increase ...............................           85,961      $  1,386,075
                                                 ============      ============

June 16, 1997(2) through October 31, 1997
Sold .......................................          848,207      $ 12,080,751
Issued in reinvestment of distributions ....            2,083            33,813
Redeemed ...................................          (18,233)         (307,281)
                                                 ------------      ------------
Net increase ...............................          832,057      $ 11,807,283
                                                 ============      ============

(1) The Fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period.

(2)  Sale of the Institutional Class commenced on June 16, 1997.


16     1-800-345-2021


ACRE--Financial Highlights
--------------------------------------------------------------------------------

                                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
                                                                                     Investor Class
                                                   1998(1)            1998(2)               1997              1996          1995(3)
===================================================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ........$     16.12        $     16.06        $     12.29       $      9.82     $     10.00
                                             -----------        -----------        -----------       -----------     -----------
Income From Investment Operations
  Net Investment Income .....................       0.34(4)            0.25(4)            0.67(4)           0.55            0.07
  Net Realized and Unrealized Gain (Loss)
    on Investment Transactions ..............      (3.12)              0.26               4.13              2.27           (0.25)
                                             -----------        -----------        -----------       -----------     -----------
  Total From Investment Operations ..........      (2.78)              0.51               4.80              2.82           (0.18)
                                             -----------        -----------        -----------       -----------     -----------

Distributions
  From Net Investment Income ................      (0.25)             (0.18)             (0.48)            (0.35)           --
  From Net Realized Gains on
     Investment Transactions ................       --                (0.27)             (0.55)             --              --
                                             -----------        -----------        -----------       -----------     -----------
  Total Distributions .......................      (0.25)             (0.45)             (1.03)            (0.35)           --
                                             -----------        -----------        -----------       -----------     -----------
Net Asset Value, End of Period ..............$     13.09        $     16.12        $     16.06       $     12.29     $      9.82
                                             ===========        ===========        ===========       ===========     ===========
  Total Return(5) ...........................     (17.39)%             3.26%             40.69%            29.28%          (1.80)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .....................       1.20%(6)           1.15%(6)           1.17%             1.00%           1.50%(6)
Ratio of Operating Expenses
  to Average Net Assets
  (before expense waivers
  and reimbursements)(7) ....................       1.20%(6)           1.20%(6)           1.82%             6.83%          14.83%(6)
Ratio of Net Investment
  Income to Average Net Assets ..............       4.58%(6)           3.75%(6)           4.48%             5.84%           6.66%(6)
Ratio of Net Investment
  Income to Average Net Assets
  (before expense waivers
  and reimbursements)(7) ....................       4.58%(6)           3.70%(6)           3.84%             0.01%     (6.67)%(6)
Portfolio Turnover Rate .....................         32%                28%                69%               86%           --

Net Assets, End of Period (in thousands) ....$   126,791        $   135,922        $    76,932       $     7,209     $     2,983

(1)  Six months ended September 30, 1998 (unaudited).

(2) Five month period ended March 31, 1998. The Fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period.

(3)  September 21, 1995 (inception) through October 31, 1995.

(4)  Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.

(7) During the periods ended October 31, 1996 and October 31, 1995 and for a portion of the period ended October 31, 1997, the manager voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the Fund. Also, prior to the unified management fee structure, effective June 13, 1997, the Custodian offset part of its fees for balance credits given to the Fund. During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services, was waived.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:
* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                www.americancentury.com      17


ACRE--Financial Highlights

--------------------------------------------------------------------------------

                                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                                            Institutional Class
                                                 1998(1)            1998(2)            1997(3)
================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ...     $    16.12          $    16.06          $    14.24
                                             ----------          ----------          ----------
Income From Investment Operations
  Net Investment Income(4) .............           0.36                0.26                0.28
  Net Realized and Unrealized Gain (
    Loss) on Investment Transactions ...          (3.12)               0.26                1.63
                                             ----------          ----------          ----------
  Total From Investment Operations .....          (2.76)               0.52                1.91
                                             ----------          ----------          ----------

Distributions
  From Net Investment Income ...........          (0.26)              (0.19)              (0.09)
  From Net Realized Gains on
    Investment Transactions ............           --                 (0.27)               --
                                             ----------          ----------          ----------
  Total Distributions ..................          (0.26)              (0.46)              (0.09)
                                             ----------          ----------          ----------
Net Asset Value, End of Period .........     $    13.10          $    16.12          $    16.06
                                             ==========          ==========          ==========
  Total Return(5) ......................         (17.22)%              3.32%              13.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................           1.00%(6)            0.95%(6)            1.00%(6)
Ratio of Operating Expenses
  to Average Net Assets
  (before expense waivers
  and reimbursements)(7) ...............           1.00%(6)            1.00%(6)            1.00%(6)
Ratio of Net Investment
  Income to Average Net Assets .........           4.78%(6)            4.00%(6)            4.85%(6)
Ratio of Net Investment
  Income to Average Net Assets
  (before expense waivers
  and reimbursements)(7) ...............           4.78%(6)            3.95%(6)            4.85%(6)
Portfolio Turnover Rate ................             32%                 28%                 69%

Net Assets, End of Period (in thousands)     $   25,604          $   14,795          $   13,365

(1)  Six months ended September 30, 1998 (unaudited).

(2) Five month period ended March 31, 1998. The Fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period.

(3)  June 16, 1997 (commencement of sale) through October 31, 1997.

(4)  Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total return is not annualized.

(6)  Annualized.

(7) During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services was waived.

                                              See Notes to Financial Statements


18     1-800-345-2021


Proxy Voting Results
--------------------------------------------------------------------------------

     A meeting of shareholders was held on May 20, 1998, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

     A summary of voting results is listed below each proposal.

PROPOSAL 1:
     To vote on approval of a SubAdvisory Agreement with RREEF America, L.L.C.
                                      INVESTOR            INSTITUTIONAL
     For:                             5,405,461               463,056
     Against:                            71,801                  --
     Abstain:                           152,703                  --

PROPOSAL 2:
     To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

     James E. Stowers, Jr.
     For:                              5,897,136
     Withheld:                           195,885

     James E. Stowers III
     For:                              5,887,963
     Withheld:                           205,058

     Thomas E. Brown
     For:                              5,905,932
     Withheld:                           187,089

     Robert W. Doering, M.D.
     For:                              5,897,616
     Withheld:                           195,405

     Andrea C. Hall, Ph.D.
     For:                              5,899,545
     Withheld:                           193,476

     D.D. (Del) Hock
     For:                              5,900,531
     Withheld:                           192,490

     Donald H. Pratt
     For:                              5,906,689
     Withheld:                           186,332

     Lloyd T. Silver, Jr.
     For:                              5,875,290
     Withheld:                           217,731

     M. Jeannine Strandjord
     For:                              5,898,581
     Withheld:                           194,440

PROPOSAL 3:
     To vote on the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

     For:                              5,953,722
     Against:                             45,034
     Abstain:                             94,265


                                                www.americancentury.com      19


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     American Century offers three classes of shares for ACRE. One class is for investors who buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

     The original class of ACRE shares is called the INVESTOR CLASS. All shares issued and outstanding before June 16, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after June 16, 1997. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     An INSTITUTIONAL CLASS is also available to endowments, foundations, defined-benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


20     1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The American Century group offers 10 equity funds, including four "specialty" equity funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY REAL ESTATE FUND'S primary investment objective is long-term capital appreciation, with income as a secondary objective.

     ACRE typically invests at least 80% of its assets in the equity securities of real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund's management team evaluates potential investments based on cash flow, property types, and exposure to growing property markets.

     It's important to understand that real estate investing involves inherent risks, including interest rate fluctuations, credit risk, and the impact of changing economic conditions. In addition, by focusing on a specific market sector, the fund may experience greater volatility than funds with a broader investment strategy. The fund is not intended to serve as a complete investment program by itself.

FUND MANAGEMENT TEAM

     American Century has entered into a subadvisory contract with an experienced real estate investment company, RREEF America L.L.C., to manage the fund. Founded in 1975, RREEF is a Chicago-based real estate investment advisor to large corporate clients, with assets under management of over $9.5 billion. The management team consists of two experienced fund managers who select investments within a framework established by a real estate investment policy committee. (See Note 2 in Notes to Financial Statements.)

FUND BACKGROUND

     To better serve investors, RREEF and American Century merged an existing fund managed by RREEF, RREEF Real Estate Securities Fund, into ACRE on June 13, 1997.

     The RREEF fund commenced operations on September 21, 1995, and had $25 million in assets at the time of the merger. ACRE was offered to the public by American Century on June 16, 1997.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The RUSSELL 2000 INDEX measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. Created by Frank Russell Company, the index is considered to represent the performance of small-cap stocks in general.

     The S&P MIDCAP 400 INDEX is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks in general.

     The S&P 500 INDEX is a capitalization- weighted index of 500 widely traded stocks. Created by Standard & Poor's Corporation, it is considered to represent the performance of the stock market in general.

     The WILSHIRE REIT INDEX (full name: Wilshire Real Estate Securities Index - REIT component) is a market capitalization-weighted index comprised of 98 equity REITs. It does not include special purpose or healthcare REITs.

[right margin]

PORTFOLIO MANAGERS
ACRE
     KIM REDDING
     KAREN KNUDSON


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------

INVESTMENT TERMS

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 17 and 18.

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

* FUNDS FROM OPERATIONS (FFO)--FFO is the most commonly used measure of a REIT's earnings performance. It is similar to the net income of non-real estate companies. FFO is the company's net income with real estate depreciation and amortization (excluding deferred financing costs) added back in. The FFO ratio is the price of the stock divided by the company's FFO. It is comparable to a P/E ratio. The median FFO is in the middle of the REIT's portfolio. Half the companies in the portfolio have FFOs greater than the median, and half have FFOs that are less. If the portfolio contains an even number of companies, then the median is the average of the two company FFOs in the middle.

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* REAL ESTATE INVESTMENT TRUST (REIT)-- a private or public corporation (or trust) that enjoys a special status under the U.S. tax code. REITs pay no corporate income tax as long as their activities meet statutory tests that restrict business to certain commercial real estate activities. Most states honor this federal treatment and do not require REITs to pay state income tax. By law, REITs must pay out 95% of their taxable income.

 REITs, like mutual funds, issue shares and pool investors' assets. They invest primarily in income-producing real estate, such as shopping centers, office buildings, apartment complexes and industrial properties, either through direct ownership or mortgages. Equity REITs take direct ownership positions rather than debt positions. As a result, equity REIT shareholders can receive rental income from the properties in the portfolio and capital gains when properties are sold at a profit. In a fund that invests in equity REITs, such as ACRE, the income and capital gains generated by the REITs are passed through to fund investors.

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.


22     1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)
TYPES OF STOCKS

* BLUE-CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24     1-800-345-2021


[inside  back cover]

American Century Funds
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
       Short-Term Treasury
       Short-Term Government
       GNMA
       Intermediate-Term Treasury
       Long-Term Treasury
       Inflation-Adjusted Treasury
       Target Maturities Trust: 2000
       Target Maturities Trust: 2005
       Target Maturities Trust: 2010
       Target Maturities Trust: 2015
       Target Maturities Trust: 2020
       Target Maturities Trust: 2025

CORPORATE & DIVERSIFIED
       Limited-Term Bond
       Intermediate-Term Bond
       Bond
       Premium Bond
       High-Yield Bond

INTERNATIONAL
       International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
       Limited-Term Tax-Free
       Intermediate-Term Tax-Free
       Long-Term Tax-Free
       High-Yield Municipal

SINGLE-STATE
       Arizona Intermediate-Term Municipal
       California High-Yield Municipal
       California Insured Tax-Free
       California Intermediate-Term Tax-Free
       California Limited-Term Tax-Free
       California Long-Term Tax-Free
       Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
       Capital Preservation
       Government Agency Money Market
       Premium Capital Reserve
       Premium Government Reserve
       Prime Money Market

TAX-FREE & MUNICIPAL
       California Municipal Money Market
       California Tax-Free Money Market
       Florida Municipal Money Market
       Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION FUNDS
       Strategic Allocation: Conservative
       Strategic Allocation: Moderate
       Strategic Allocation: Aggressive

BALANCED FUND
       Balanced

CONSERVATIVE EQUITY FUNDS
       Income and Growth
       Equity Income
       Value
       Equity Growth

SPECIALTY FUNDS
       Utilities
       Real Estate
       Global Natural Resources
       Global Gold

SMALL CAP FUNDS
       Small Cap Quantitative
       Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH FUNDS
       Select
       Heritage
       Growth
       Ultra

AGGRESSIVE GROWTH FUNDS
       Vista
       Giftrust
       New Opportunities

INTERNATIONAL GROWTH FUNDS
       International Growth
       International Discovery
       Emerging Markets

[right margin]

[american century logo (reg. sm)
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

SUBADVISOR
RREEF AMERICA, L.L.C.
CHICAGO, ILLINOIS

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

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[back cover]

[40 Years Logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                  BULK RATE
P.O. Box 419200                                           U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                AMERICAN CENTURY
www.americancentury.com                                       COMPANIES

9811                             (c)1998 American Century Services Corporation
SH-BKT-13989                                           Funds Distributor, Inc.